UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:        June 30, 2013

Date of reporting period:     December 31, 2012

Item 1:     Reports to Stockholders

Semi-Annual Report
December 31, 2012

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 6, 2013

Dear Fellow Shareholders:

Stock prices have been quite volatile in recent months, as investors have been forced to contend with a variety of issues, including a U.S. presidential election, “fiscal cliff” concerns, decelerating corporate earnings and Hurricane Sandy. However, despite these concerns, the U.S. economy generally has remained resilient, with the final estimate of third quarter 2012 real Gross Domestic Product (GDP) growth recently revised upward to +3.1%. While swings in net exports and inventories can generate volatility in the data from quarter to quarter, it has been encouraging that consumer spending, by far the most important component of the GDP calculation, has remained a relatively steady contributor to growth. The recovery in the labor market has been subpar, but stable, averaging 153,000 new jobs per month over the course of 2012. In addition, the residential housing market appears to have bottomed and is now likely to contribute to economic growth more positively with each passing quarter.

In terms of fiscal policy, Congress rang in the New Year by passing legislation to temporarily patch most of the tax and spending items that were set to change materially on January 1st, 2013, commonly known as the fiscal cliff. While this brought some near term clarity on certain issues, particularly related to tax rates, it is disappointing that many of the most important decisions were simply pushed out for a few months. This will put politicians in the more complicated position of having to negotiate a more permanent solution to the fiscal cliff. While policy risks are still in place, we expect the “subpar” economic recovery to continue. Our forecasts call for 2013 GDP growth of 2.0%, representing a slight deceleration from 2012, as higher tax rates (payroll taxes, in particular) will likely have some negative impact on growth in the year ahead.

Outside the U.S., Europe continues to be a key focal point for investors as it appears that the region slipped into recession during the second half of 2012. With the health of the region’s banking system posing a significant downside risk, a key positive development was the European Central Bank’s (ECB) steps to backstop peripheral Europe’s bond markets and its desire, although highly complex to construct, to develop a regional banking union. This is a key factor supporting our belief in some economic stabilization in 2013. In addition, recent data points from emerging economies point to better prospects in the year ahead. The Chinese economy, for example appears to be reaccelerating modestly, with recent data points on manufacturing, power consumption and retail sales all showing encouraging trends.

Equity Strategy

Global equities have generally performed quite well in recent months, as aggressive monetary policy by the world’s central banks has, to this point, been enough to overcome political and policy uncertainty occurring in many key regions.

While investors will remain on guard, given the multitude of challenges to overcome, we believe there are still many factors supportive of higher equity prices in the year ahead. First, valuations for stocks are not excessive, with the current price/earnings multiple for the S&P 500 at 14 times 2012 earnings, slightly below the 50-year average of 15 times. Second, the rate of inflation remains subdued and interest rates linger at very low levels, two factors that often pave the way for higher price to earnings multiples. Third, corporations continue to be flush with cash - over $2 trillion rests on corporate balance sheets - and companies are generating near-record levels of free cash flow. This “excess capital” can be put to work for shareholders in the form of higher dividends, share repurchases and accretive acquisitions. And finally, while the deceleration in virtually all economies outside the U.S. has pressured corporate earnings forecasts in recent quarters, this should be coming to an end, as data support a bottoming in the European region and a reacceleration in emerging economies (particularly China).

Particularly, given the relatively strong performance of stocks in recent quarters, one cannot discount the numerous risks related to policy (e.g., U.S. debt ceiling negotiations) and the fragility of the economic conditions (particularly in Europe) that could threaten markets in the year ahead. In light of this potential for higher volatility, we believe it is prudent to remain diversified among sectors, with a bias towards those benefiting from the slow, but steady, improvement in economic conditions. Throughout the Sit Equity Funds, some favored sectors include technology, energy and capital goods. These are all areas that should benefit from a step-up in growth in emerging markets and a cyclical improvement in capital spending in many regions of the world. Regardless of sector, however, our focus remains on firms that have strong balance sheets, free cash flow generation, and businesses that offer sustainable growth in a continued slow-growth macroeconomic backdrop.

In global portfolios, we have recently added to the allocation in Europe (although still an underweight to benchmarks), as valuations are attractive and economic conditions, as discussed, appear to have reached a bottom. Similarly, we have added to Japanese positions, as the government’s new aggressive quantitative monetary easing policies along with another round of fiscal stimulus are likely to improve investor sentiment. Finally, we remain overweighted in key emerging economies, such as China and India, as these nations are rapidly becoming growth engines for the world and recent economic data has been encouraging, after a soft patch in 2012.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2012	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +3.38% while the S&P 500® Index gained +5.95% and the Barclays Aggregate Bond Index increased +1.80% over the period.

Despite some choppiness in the fourth quarter, U.S. stocks posted solid returns during the second half of 2012. These gains were particularly impressive, given the government policy uncertainty amid U.S. elections and contentious negotiations around the U.S. “fiscal cliff.” Despite the fact that a last minute agreement in Washington brought some clarity on taxes for businesses, consumers and investors, we suspect that the political environment and uncertainty around policy decisions will continue to be a key focus for financial markets. The good news, however, is that valuations for equities remain attractive, particularly given the low levels of interest rates and inflation, and corporations continue to post solid profits. Our research focus remains on both sectors and individual companies that have strong underlying financial characteristics (e.g., balance sheets, cash flow generation) that can manage to grow earnings even if we remain in a slow growth economic environment. In terms of equity performance over the past six months, the Fund trailed the S&P 500® Index, as weakness in the electronic technology sector and underweighting of the strong-performing finance sector detracted from relative returns. This was partially offset by strong performance of holdings within the health technology sector.

We estimate that the fixed income portion of the portfolio outperformed the Barclays Aggregate Bond Index during the second half of the year, primarily due to the income advantage of the Fund’s fixed income securities relative to the benchmark. The Fund also benefitted from its shorter duration relative to the benchmark, as Treasury interest rates rose during the period. For 2013, we expect an extension of low short-term rates and slow economic growth as the debt-ceiling debate, regulatory hurdles and global budgetary concerns continue to hamper economic activity. We believe, however, that the massive amounts of monetary stimulus will eventually put upward pressure on bond yields, and we continue to position the portfolio for an eventual rise in rates. Additionally, we anticipate another downgrade of the U.S. government debt rating and, therefore, are focusing on high-quality, liquid bonds, which will benefit

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Capital Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

from heightened demand as investors assess the ramifications of a downgrade.

The stock/fixed income allocation is currently 61.6% equities, 34.3% fixed income, and 4.1% cash and equivalents. Our research staff remains focused on high-quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest in the Fund.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012
	Sit Balanced Fund	S&P 500® Index [1]	Barclays Aggregate Bond Index [2]
Six Month	3.38%	5.95%	1.80%
One Year	9.95	16.00	4.22
Five Year	2.22	1.66	5.95
Ten Year	6.42	7.10	5.18
Since Inception	6.35	8.11	6.16
(12/31/93)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Capital Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/30/12:	$17.34 Per Share
Net Asset Value 6/30/12:	$16.97 Per Share
Total Net Assets:	$12.3 Million

TOP HOLDINGS

Top Equity Holdings:

1.	Apple, Inc.
2.	Chevron Corp.
3.	International Business Machines Corp.
4.	Google, Inc.
5.	Qualcomm, Inc

Top Fixed Income Holdings:

1.	U.S. Treasury Strips, 3.09%, 8/15/20
2.	Pacific Bell Telephone Co., 7.13%, 3/15/26
3.	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35
3.	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16
4.	Procter & Gamble ESOP, 9.36%, 1/1/21

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 61.6%
Communications - 2.1%
2,200	Rogers Communications, Inc.	100,144
3,575	Verizon Communications, Inc.	154,690

		254,834

Consumer Durables - 0.5%
900	Tupperware Brands Corp.	57,690

Consumer Non-Durables - 6.1%
925	Coach, Inc.	51,347
4,200	Coca-Cola Co.	152,250
1,325	General Mills, Inc.	53,543
1,600	NIKE, Inc.	82,560
2,275	PepsiCo, Inc.	155,678
1,650	Philip Morris International, Inc.	138,006
1,800	Procter & Gamble Co.	122,202

		755,586

Consumer Services - 2.2%
1,600	McDonald’s Corp.	141,136
825	Visa, Inc.	125,054

		266,190

Electronic Technology - 8.6%
550	Apple, Inc.	293,166
4,700	Applied Materials, Inc.	53,768
1,050	Avago Technologies, Ltd.	33,243
1,850	Broadcom Corp. *	61,438
2,750	Ciena Corp. *	43,175
1,400	EMC Corp. *	35,420
4,000	Intel Corp.	82,520
1,185	International Business Machines Corp.	226,987
2,900	Qualcomm, Inc.	179,858
1,750	VeriFone Systems, Inc. *	51,940

		1,061,515

Energy Minerals - 4.3%
400	Apache Corp.	31,400
2,200	Chevron Corp.	237,908
2,050	Marathon Petroleum Corp.	129,150
1,800	Occidental Petroleum Corp.	137,898

		536,356

Finance - 6.1%
1,175	ACE, Ltd.	93,765
1,225	Ameriprise Financial, Inc.	76,722
1,025	Discover Financial Services	39,514
650	Franklin Resources, Inc.	81,705
455	Goldman Sachs Group, Inc.	58,040
2,800	JPMorgan Chase & Co.	123,116
2,000	Marsh & McLennan Cos., Inc.	68,940
600	PartnerRe, Ltd.	48,294
1,200	US Bancorp	38,328

Quantity	Name of Issuer	Fair Value ($)
3,700	Wells Fargo & Co.	126,466

		754,890

Health Services - 1.5%
1,005	Express Scripts Holding Co. *	54,270
600	McKesson Corp.	58,176
1,300	UnitedHealth Group, Inc.	70,512

		182,958

Health Technology - 6.5%
575	Alexion Pharmaceuticals, Inc. *	53,941
850	Allergan, Inc.	77,970
700	Baxter International, Inc.	46,662
3,200	Bristol-Myers Squibb Co.	104,288
1,375	Celgene Corp. *	108,240
1,200	Gilead Sciences, Inc. *	88,140
140	Intuitive Surgical, Inc. *	68,652
700	Johnson & Johnson	49,070
3,200	Pfizer, Inc.	80,256
1,200	Stryker Corp.	65,784
900	Thermo Fisher Scientific, Inc.	57,402

		800,405

Industrial Services - 1.2%
1,425	Schlumberger, Ltd.	98,738
1,200	Seadrill, Ltd.	44,160

		142,898

Non-Energy Minerals - 0.5%
1,750	Freeport-McMoRan Copper & Gold, Inc.	59,850

Process Industries - 1.4%
1,650	Ecolab, Inc.	118,635
475	Praxair, Inc.	51,989

		170,624

Producer Manufacturing - 5.8%
650	3M Co.	60,352
525	Caterpillar, Inc.	47,030
1,675	Danaher Corp.	93,632
1,000	Deere & Co.	86,420
1,625	Emerson Electric Co.	86,060
525	Flowserve Corp.	77,070
3,400	General Electric Co.	71,366
950	Honeywell International, Inc.	60,296
325	Precision Castparts Corp.	61,562
950	United Technologies Corp.	77,910

		721,698

Retail Trade - 5.7%
325	Amazon.com, Inc. *	81,620
600	Bed Bath & Beyond, Inc. *	33,546
475	Costco Wholesale Corp.	46,916
1,750	CVS Caremark Corp.	84,612
1,900	Dick’s Sporting Goods, Inc.	86,431

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)
1,425	Home Depot, Inc.	88,136
2,100	Target Corp.	124,257
2,300	TJX Cos., Inc.	97,635
950	Wal-Mart Stores, Inc.	64,818

		707,971

Technology Services - 7.0%
1,425	Accenture, PLC	94,762
900	Cognizant Technology Solutions Corp. *	66,645
255	Google, Inc. *	180,889
1,400	Informatica Corp. *	42,448
3,300	Microsoft Corp.	88,209
4,600	Oracle Corp.	153,272
140	priceline.com, Inc. *	86,968
200	Salesforce.com, Inc. *	33,620
825	Teradata Corp. *	51,059
650	VMware, Inc. *	61,191

		859,063

Transportation - 1.2%
800	Union Pacific Corp.	100,576
625	United Parcel Service, Inc.	46,081

		146,657

Utilities - 0.9%
1,300	Kinder Morgan, Inc.	45,929
1,800	Wisconsin Energy Corp.	66,330

		112,259

Total Common Stocks (cost: $5,631,804)		7,591,444

Bonds - 34.0%

Asset-Backed Securities - 4.0%
22,239	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36	22,745
86,665	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32	89,013
	Citifinancial Mortgage Securities, Inc.:
28,291	2004-1 AF3, 3.77%, 4/25/34	27,741
63,700	2003-1 AF5, 4.78%, 1/25/33	66,074
46,534	Conseco Finance, 2001-D M1, 1.56%, 11/15/32 [1]	43,839
38,989	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.65%, 3/25/35 [1]	38,073
17,173	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35	16,584
32,200	New Century Home Equity Loan Trust, 2005-A A4W, 5.04%, 8/25/35	30,172
4,611	Origen Manufactured Housing, 2002-A A3, 6.17%, 5/15/32 [1]	4,708
75,000	RAAC Series, 2005-SP2 1M1, 0.73%, 5/25/44 [1]	72,375
50,000	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.61%, 9/25/35 [1]	47,665

Principal Amount ($)	Name of Issuer	Fair Value ($)
18,921	Residential Asset Securities Corp., 2004 KS2 AI4, 4.18%, 12/25/31 [1]	19,349
17,684	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 4.76%, 7/25/28	17,283

		495,621

Collateralized Mortgage Obligations - 3.9%
22,794	Fannie Mae Grantor Trust, 2004-T3, 1A3, 7.00%, 2/25/44	27,176
	Fannie Mae REMIC:
55,625	2009-30 AG, 6.50%, 5/25/39	62,155
26,291	2010-108 AP, 7.00%, 9/25/40	29,689
	Freddie Mac REMIC:
36,428	7.00%, 11/15/29	39,647
78,669	7.50%, 6/15/30	92,920
87,357	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35	100,240
6,618	Master Asset Securitization Trust, 2003-4 CA1, 8.00%, 5/25/18	7,014
48,412	Sequoia Mortgage Trust, 2012-4 A2, 3.00%, 9/25/42 [1]	50,332
56,160	Vendee Mortgage Trust, 2008-1 B, 7.96%, 3/15/25 [1]	67,398

		476,571

Corporate Bonds - 8.5%
50,000	Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	60,144
50,000	Burlington Resources, Inc., 9.13%, 10/1/21	69,100
25,000	Comerica Bank (Subordinated), 8.38%, 7/15/24	27,368
85,744	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16	99,248
50,000	Google, Inc., 3.63%, 5/19/21	55,642
50,000	Microsoft Corp., 4.00%, 2/8/21	57,256
70,000	Northern States Power Co., 7.13%, 7/1/25	89,385
46,475	Northwest Airlines 1999-2 A Pass Thru Tr, 7.58%, 3/1/19	50,426
75,000	Pacific Bell Telephone Co., 7.13%, 3/15/26	100,264
25,000	PacifiCorp, 7.70%, 11/15/31	37,066
25,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	27,900
50,000	Procter & Gamble Co., 8.00%, 9/1/24	74,783
72,978	Procter & Gamble ESOP, 9.36%, 1/1/21	95,865

See accompanying notes to financial statements.

DECEMBER 31, 2012	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Shell International Finance BV, 4.30%, 9/22/19	57,925
50,000	South Carolina Electric & Gas Co., 6.50%, 11/1/18	63,608
50,000	Statoil ASA, 3.15%, 1/23/22	52,948
21,000	Validus Holdings, Ltd., 8.88%, 1/26/40	28,240

		1,047,168

Federal Home Loan Mortgage Corporation - 3.0%
72,885	2.50%,	4/1/27	76,202
38,064	2.50%,	4/1/27	39,903
27,610	6.00%,	10/1/21	30,359
18,888	6.50%,	1/1/14	19,123
45,233	7.00%,	7/1/32	52,247
24,012	7.00%,	5/1/34	27,820
34,405	7.00%,	11/1/37	39,740
16,018	7.00%,	1/1/39	18,491
28,992	7.50%,	11/1/36	35,374
10,466	8.00%,	9/1/15	11,345
13,705	8.38%,	5/17/20	15,696

			366,300

Federal National Mortgage Association - 5.3%
63,915	6.50%,	5/1/36	72,188
31,050	6.50%,	5/1/40	34,861
61,815	6.63%,	11/1/30	71,988
48,868	6.63%,	1/1/31	56,911
25,976	7.00%,	12/1/32	30,594
48,180	7.00%,	3/1/33	53,583
35,321	7.00%,	12/1/36	42,598
22,715	7.00%,	11/1/38	26,789
54,782	7.23%,	12/1/30	63,723
7,541	7.50%,	6/1/32	9,246
24,400	7.50%,	4/1/33	29,871
25,595	7.50%,	11/1/33	31,221
36,533	7.50%,	1/1/34	44,601
12,420	7.50%,	4/1/38	15,185
40,900	8.00%,	2/1/31	50,656
11,113	8.42%,	7/15/26	12,020
7,276	9.50%,	5/1/27	8,887

			654,922

Government National Mortgage Association - 3.0%
49,550	6.63%,	4/20/31	57,680
28,603	7.00%,	12/15/24	33,858
72,217	7.00%,	9/20/38	83,339
46,801	7.23%,	12/20/30	55,848
50,560	8.00%,	7/15/24	59,932
72,727	8.38%,	3/15/31	76,380
985	9.50%,	9/20/18	1,129

			368,166

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

Taxable Municipal Securities - 2.2%
100,000	Academica Charter Schools, 8.00%, 8/15/24 [4]	83,385
50,000	Nassau County Interim Fin. Auth. Rev, 1.98%, 11/15/19	50,445
75,000	New Jersey Trans. Trust Fund Auth. Rev, 5.75%, 12/15/28	90,087
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	51,500

		275,417

U.S. Government / Federal Agency Securities - 3.6%
50,000	U.S. Treasury Note: 0.75%, 10/31/17	50,164
50,000	1.63%, 11/15/22	49,453
25,000	2.75%, 11/15/42	24,086
	U.S. Treasury Strips:
275,000	3.09%, 8/15/20 [6]	248,384
150,000	4.21%, 2/15/36 [6]	76,725

		448,812

Foreign Government Bonds - 0.5%
60,000	Province of Manitoba Canada, 2.10%, 9/6/22	59,787

Total Bonds (cost: $3,991,600)		4,192,764

Closed-End Mutual Funds - 0.3%
4,300	American Strategic Income Portfolio, Inc. II	37,926

Total Closed-End Mutual Funds (cost: $39,673)		37,926

Total Investments in Securities - 95.9% (cost: $9,663,077)		11,822,134
Other Assets and Liabilities, net - 4.1%		508,551

Total Net Assets - 100.0%		$12,330,685

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2012.

[4]

144A Restricted Security. The total value of such security as of December 31, 2012 was $83,385 and represented 0.7% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	7,591,444	—	—	7,591,444
Asset-Backed Securities	—	495,621	—	495,621
Collateralized Mortgage
Obligations	—	476,571	—	476,571
Corporate Bonds	—	1,047,168	—	1,047,168
Federal Home Loan Mortgage
Corporation	—	366,300	—	366,300
Federal National Mortgage
Association	—	654,922	—	654,922
Government National Mortgage
Association	—	368,166	—	368,166
Taxable Municipal Securities	—	275,417	—	275,417
U.S. Government / Federal Agency
Securities	—	448,812	—	448,812
Foreign Government Bonds	—	59,787	—	59,787
Closed-End Mutual Funds	37,926	—	—	37,926
Total:	7,629,370	4,192,764	—	11,822,134

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2012	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +5.82% return for the last six months of 2012, compared to the +5.95% return for the S&P 500® Index.

Stock prices were quite volatile over the second half of the year, as investors were forced to contend with a variety of issues, including a U.S. presidential election, fiscal “cliff” concerns, decelerating corporate earnings and Hurricane Sandy. These negatives were, to some degree, offset by positive signs that many developing economies (most notably China) are re-accelerating and that the U.S. economy is likely to get a boost from a slow, but steady, recovery within the housing market. Importantly, Washington policymakers’ last minute agreement on the “cliff” brought clarity on tax rates, with relatively modest increases in dividend and capital gains rates for 2013. With some clarity on taxes, we believe investors will again focus on dividends as a source of incremental returns in a continued slow-growth economic environment with low yields on high-quality fixed income instruments. In this regard, it has been encouraging to see corporations respond to investors’ desire for higher dividends. For example, over the past twelve months, 81 companies within the Fund (out of 89 current holdings) have increased their dividend, with a median increase of +11.5%.

The Fund continues to be well diversified, reflecting the breadth of opportunities in virtually all sectors and our strategy to guard against market volatility with a diversified approach. Finance remains the most heavily-weighted sector within the Fund, followed by health technology, electronic technology and consumer non-durables.

The Fund’s performance was essentially in line with the S&P 500® Index during second half of 2012. Strong performance of holdings within the producer manufacturing and consumer non-durables sectors were key contributors to returns. Autoliv, ADT Corporation, Flowserve, Diageo and Nike were particularly strong performers in these sectors. The Fund also benefited from an underweighted position in the electronic technology sector, which was a laggard during the second half of 2012. On the negative side, relative returns were

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

hurt by poor stock selection within the consumer services, process industries and energy minerals sectors. Laggards within these sectors included Pearson PLC, McDonald’s, DuPont, Occidental Petroleum and Apache.

We continue to believe that dividend-paying growth stocks remain attractive and will reward investors over the long term, as companies begin to increase payout ratios from unprecedentedly low levels.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]
Six Month	5.82%	5.64%	5.95%
One Year	13.54	13.23	16.00
Five Year	3.84	3.57	1.66
Since Inception - Class I	7.73	n/a	4.93
(12/31/03)
Since Inception - Class S	n/a	6.10	3.63
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/12:	$14.50 Per Share
Net Asset Value 6/30/12:	$14.10 Per Share
Total Net Assets:	$687.8 Million
Class S:
Net Asset Value 12/31/12:	$14.46 Per Share
Net Asset Value 6/30/12:	$14.06 Per Share
Total Net Assets:	$114.4 Million

Weighted Average Market Cap:	$81.0 Billion

TOP 10 HOLDINGS

  1.   Chevron Corp.

  2.   International Business Machines Corp.

  3.   Verizon Communications, Inc.

  4.   PepsiCo, Inc.

  5.   Procter & Gamble Co.

  6.   Occidental Petroleum Corp.

  7.   JPMorgan Chase & Co.

  8.   Pfizer, Inc.

  9.   Qualcomm, Inc.

10.   Johnson & Johnson

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	11

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.8%
Commercial Services - 0.8%
125,623	Moody’s Corp.	6,321,349

Communications - 3.6%
227,400	Rogers Communications, Inc.	10,351,248
436,000	Verizon Communications, Inc.	18,865,720

		29,216,968

Consumer Durables - 3.4%
151,300	Snap-On, Inc.	11,951,187
124,950	Stanley Black & Decker, Inc.	9,242,552
90,400	Tupperware Brands Corp.	5,794,640

		26,988,379

Consumer Non-Durables - 9.7%
71,400	Coach, Inc.	3,963,413
55,615	Colgate-Palmolive Co.	5,813,992
66,250	Diageo, PLC, ADR	7,723,425
245,900	General Mills, Inc.	9,936,819
126,300	NIKE, Inc.	6,517,080
242,200	PepsiCo, Inc.	16,573,746
134,100	Philip Morris International, Inc.	11,216,124
237,700	Procter & Gamble Co.	16,137,453

		77,882,052

Consumer Services - 1.8%
103,000	McDonald’s Corp.	9,085,630
284,500	Pearson, PLC, ADR	5,559,130

		14,644,760

Electronic Technology - 9.9%
17,700	Apple, Inc.	9,434,631
349,200	Applied Materials, Inc.	3,994,848
142,300	Avago Technologies, Ltd.	4,505,218
240,200	Broadcom Corp. *	7,977,042
424,100	Intel Corp.	8,749,183
113,900	International Business Machines Corp.	21,817,545
131,000	Linear Technology Corp.	4,493,300
238,200	Qualcomm, Inc.	14,773,164
89,700	TE Connectivity, Ltd.	3,329,663

		79,074,594

Energy Minerals - 8.9%
247,000	Chevron Corp.	26,710,580
66,450	EQT Corp.	3,919,221
198,100	Marathon Oil Corp.	6,073,746
139,000	Marathon Petroleum Corp.	8,757,000
202,950	Occidental Petroleum Corp.	15,548,000
146,050	Royal Dutch Shell, PLC, ADR	10,353,484

		71,362,031

Finance - 14.5%
132,000	ACE, Ltd.	10,533,600

Quantity	Name of Issuer	Fair Value ($)

159,700	Ameriprise Financial, Inc.	10,002,011
188,500	First Republic Bank	6,179,030
67,400	Franklin Resources, Inc.	8,472,180
346,500	JPMorgan Chase & Co.	15,235,605
50,500	M&T Bank Corp.	4,972,735
317,426	Marsh & McLennan Cos., Inc.	10,941,674
100,100	PartnerRe, Ltd.	8,057,049
386,200	PennantPark Investment Corp.	4,246,269
124,000	Travelers Cos., Inc.	8,905,680
277,000	US Bancorp	8,847,380
220,800	Validus Holdings, Ltd.	7,635,264
354,900	Wells Fargo & Co.	12,130,482

		116,158,959

Health Services - 2.9%
177,800	Cardinal Health, Inc.	7,321,804
83,100	McKesson Corp.	8,057,376
150,100	UnitedHealth Group, Inc.	8,141,424

		23,520,604

Health Technology - 10.7%
94,100	Abbott Laboratories	6,163,550
166,100	Baxter International, Inc.	11,072,226
253,500	Bristol-Myers Squibb Co.	8,261,565
193,900	Covidien, PLC	11,195,786
198,600	Johnson & Johnson	13,921,860
294,700	Merck & Co., Inc.	12,065,018
604,400	Pfizer, Inc.	15,158,352
144,200	Stryker Corp.	7,905,044

		85,743,401

Industrial Services - 2.2%
108,250	National Oilwell Varco, Inc.	7,398,888
98,302	Oceaneering International, Inc.	5,287,665
147,000	Seadrill, Ltd.	5,409,600

		18,096,153

Non-Energy Minerals - 0.7%
161,400	Freeport-McMoRan Copper & Gold, Inc.	5,519,880

Process Industries - 0.6%
119,703	International Paper Co.	4,768,968

Producer Manufacturing - 9.1%
65,800	3M Co.	6,109,530
92,700	ADT Corp.	4,309,623
90,700	Autoliv, Inc.	6,112,273
68,700	Deere & Co.	5,937,054
177,300	Emerson Electric Co.	9,389,808
33,200	Flowserve Corp.	4,873,760
405,400	General Electric Co.	8,509,346
185,300	Honeywell International, Inc.	11,760,991
100	Pentair, Ltd. *	4,915

See accompanying notes to financial statements.

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

234,100	Tyco International, Ltd.	6,847,425
109,500	United Technologies Corp.	8,980,095

		72,834,820

Retail Trade - 6.2%
136,900	Cato Corp.	3,755,167
218,800	CVS Caremark Corp.	10,578,980
136,700	Home Depot, Inc.	8,454,895
180,900	Target Corp.	10,703,853
161,600	TJX Cos., Inc.	6,859,920
140,200	Wal-Mart Stores, Inc.	9,565,846

		49,918,661

Technology Services - 5.0%
178,100	Accenture, PLC	11,843,650
111,550	Automatic Data Processing, Inc.	6,359,466
486,900	Microsoft Corp.	13,014,837
265,300	Oracle Corp.	8,839,796

		40,057,749

Transportation - 1.8%
66,000	Union Pacific Corp.	8,297,520
85,000	United Parcel Service, Inc.	6,267,050

		14,564,570

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.0%
311,700	Kinder Morgan, Inc.	11,012,361
126,800	NextEra Energy, Inc.	8,773,292
154,200	UGI Corp.	5,043,882
195,900	Wisconsin Energy Corp.	7,218,915

		32,048,450

Total Common Stocks (cost: $695,725,693)		768,722,348

Closed-End Mutual Funds - 1.7%
313,046	Kayne Anderson MLP Investment Co.	9,225,466
143,900	Tortoise Energy Capital Corp.	4,096,833

Total Closed-End Mutual Funds (cost: $13,007,694)		13,322,299

Total Investments in Securities - 97.5% (cost: $708,733,387)		782,044,647
Other Assets and Liabilities, net - 2.5%		20,117,363

Total Net Assets - 100.0%		$802,162,010

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	768,722,348	—	—	768,722,348
Closed-End Mutual Funds	13,322,299	—	—	13,322,299

Total:	782,044,647	—	—	782,044,647

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2012	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500® Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Despite facing challenges from an intensifying European debt crisis, slowing economic growth in the U.S. and China, and a tense political standoff on the U.S. fiscal cliff, global equity markets benefited from favorable monetary policies in the U.S. and globally and resiliently delivered positive double digit returns in 2012. In the last six months of 2012, the Sit Global Dividend Growth Fund Class I, while delivering a competitive absolute return of +7.48%, trailed the 9.11% return of the Composite Index (60% S&P 500 Index and 40% MSCI EAFE Index). Non-dividend paying, more aggressive, cyclical stocks outperformed the market and as a result, the more conservative Sit Global Dividend Growth Fund achieved a strong absolute return, but trailed the Composite Index. Within the Composite Index, the financial and material sectors had the strongest returns and the utilities and telecommunication sectors were the largest underperformers at the group level. Regionally, Europe and Asia ex-Japan were the top performing regions while North America and Japan were the worst performing regions.

Contributing favorably to the relative performance in the last six months were the Fund’s holdings in telecommunication services (Rogers Communications and not owning Vodafone and AT&T), utilities (Centrica and Kinder Morgan), and retailing (Inditex and Home Depot). The underweight in Apple, which has been a consistent detractor from the relative performance in 2012 throughout the first two quarters of the year, was the largest individual contributor amongst underweight stocks to the relative results in the last six months of 2012 with Apple returning - 8.05%. Detracting modestly from the relative results over the aforementioned time period were the Fund’s holdings in materials (E.I. DuPont), banks (not owning U.S. Bancorp and Barclays), and pharmaceuticals (GlaxoSmithKline).

Regionally, Japan (Komatsu) contributed favorably to the relative performance over the last six months, as the positive currency effect more than offset the underweight position and stock selection. North America was the next best relative contributor thanks to holdings in Rogers Communications, Marathon Petroleum, and Baxter International. Conversely, the United Kingdom (GlaxoSmithKline, Pearson, and Burberry) and the euro area (not owning BNP Paribas and BASF) took away from relative performance.

The Fund continues to maintain a high quality bias as measured by historical dividend growth, free cash flow yield, earnings stability,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index and MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index. This is the Fund’s primary index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

return on invested capital, free cash flow margins and debt levels. Importantly, despite this high quality bias, the portfolio is attractively valued compared to the broad market index. As was seen in the first six months of 2012, dividend increases have continued in the second half of 2012. Dividend increases remain on the rise and nearly all of the companies (95%) in the Fund increased their dividends in the year 2012. The average dividend increase for the year was nearly 20%.

Roger J. Sit Kent L. Johnson Raymond E. Sit	Michael J. Stellmacher Tasha M. Murdoff

Portfolio Managers

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012

	Sit Global Dividend Growth Fund				MSCI EAFE Index [3]
	Class I	Class S	Composite Index [1]	S&P 500® Index [2]
Six Month	7.48%	7.29%	9.11%	5.95%	13.95%
One Year	13.61	13.35	16.64	16.00	17.32
Since Inception	9.27	9.00	5.94	7.22	3.79
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1	A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/12:	$13.22 Per Share
Net Asset Value 6/30/12:	$12.55 Per Share
Total Net Assets:	$12.1 Million
Class S:
Net Asset Value 12/31/12:	$13.21 Per Share
Net Asset Value 6/30/12:	$12.54 Per Share
Total Net Assets:	$2.5 Million

Weighted Average Market Cap:	$85.8 Billion

TOP 10 HOLDINGS

  1. Centrica, PLC

  2. Chevron Corp.

  3. Royal Dutch Shell, PLC, ADR

  4. Verizon Communications, Inc.

  5. Rogers Communications, Inc.

  6. GlaxoSmithKline, PLC, ADR

  7. Covidien, PLC

  8. BHP Billiton, Ltd., ADR

  9. McDonald’s Corp.

10. SGS SA

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	15

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 94.8%
Asia - 7.0%
Australia - 3.2%
3,750	BHP Billiton, Ltd., ADR	294,150
1,300	Westpac Banking Corp., ADR	179,283

		473,433

China/Hong Kong - 1.3%
3,475	HSBC Holdings, PLC, ADR	184,418

Japan - 2.0%
6,300	Komatsu, Ltd.	161,660
4,600	Seven & I Holdings Co., Ltd.	129,678

		291,338

Singapore - 0.5%
2,200	Avago Technologies, Ltd.	69,652

Europe - 27.2%
France - 1.0%
2,200	Schlumberger, Ltd.	152,438

Germany - 1.3%
1,035	Muenchener Rueckver	186,847

Ireland - 3.0%
2,050	Accenture, PLC	136,325
5,125	Covidien, PLC	295,918

		432,243

Norway - 1.4%
5,600	Seadrill, Ltd.	206,080

Spain - 1.4%
1,455	Inditex SA	204,438

Sweden - 1.0%
2,200	Autoliv, Inc.	148,258

Switzerland - 5.1%
1,700	ACE, Ltd.	135,660
600	Kuehne & Nagel International	72,336
3,850	Nestle SA	251,187
126	SGS SA	279,854

		739,037

United Kingdom - 13.0%
2,670	British American Tobacco, PLC	135,730
8,850	Burberry Group, PLC	177,899
77,000	Centrica, PLC	420,245
1,950	Diageo, PLC, ADR	227,331
7,300	GlaxoSmithKline, PLC, ADR	317,331
14,300	Pearson, PLC, ADR	279,422
4,900	Royal Dutch Shell, PLC, ADR	347,361

		1,905,319

North America - 60.6%
Bermuda - 1.0%
1,900	PartnerRe, Ltd.	152,931

Quantity	Name of Issuer	Fair Value ($)

Canada - 2.2%
7,000	Rogers Communications, Inc.	318,640

United States - 57.4%
1,150	3M Co.	106,778
415	Apple, Inc.	221,208
1,950	Automatic Data Processing, Inc.	111,170
2,000	Baxter International, Inc.	133,320
3,100	Bristol-Myers Squibb Co.	101,029
2,400	Broadcom Corp. *	79,704
4,100	Cardinal Health, Inc.	168,838
2,000	Caterpillar, Inc.	179,160
3,525	Chevron Corp.	381,194
3,800	CVS Caremark Corp.	183,730
1,600	Deere & Co.	138,272
3,300	Emerson Electric Co.	174,768
800	Franklin Resources, Inc.	100,560
3,175	Freeport-McMoRan Copper & Gold, Inc.	108,585
3,850	General Mills, Inc.	155,578
600	Goldman Sachs Group, Inc.	76,536
3,000	Home Depot, Inc.	185,550
2,975	Honeywell International, Inc.	188,823
6,600	Intel Corp.	136,158
1,350	International Business Machines Corp.	258,592
1,700	International Paper Co.	67,727
3,000	Johnson & Johnson	210,300
5,800	JPMorgan Chase & Co.	255,026
5,250	Kinder Morgan, Inc.	185,482
2,325	Marathon Petroleum Corp.	146,475
4,100	Marsh & McLennan Cos., Inc.	141,327
3,275	McDonald’s Corp.	288,888
4,000	Merck & Co., Inc.	163,760
8,100	Microsoft Corp.	216,513
2,175	Moody’s Corp.	109,446
2,975	Occidental Petroleum Corp.	227,915
2,100	Oracle Corp.	69,972
3,150	PepsiCo, Inc.	215,554
9,900	Pfizer, Inc.	248,292
2,500	Philip Morris International, Inc.	209,100
2,000	Procter & Gamble Co.	135,780
2,800	Qualcomm, Inc.	173,656
1,875	Snap-On, Inc.	148,106
1,400	Stanley Black & Decker, Inc.	103,558
3,400	Target Corp.	201,178
3,750	TJX Cos., Inc.	159,188
1,400	Travelers Cos., Inc.	100,548
2,325	Tupperware Brands Corp.	149,032
775	Union Pacific Corp.	97,433
2,950	United Parcel Service, Inc.	217,504
2,125	United Technologies Corp.	174,271
7,500	US Bancorp	239,550
7,500	Verizon Communications, Inc.	324,525
1,100	Wal-Mart Stores, Inc.	75,053

See accompanying notes to financial statements.

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

4,000	Wells Fargo & Co.	136,720

		8,381,432

Total Common Stocks (cost: $12,312,009)		13,846,504

Closed-End Mutual Funds - 1.2%
3,400	Kayne Anderson MLP Investment Co.	100,198
2,500	Tortoise Energy Capital Corp.	71,175

Total Closed-End Mutual Funds (cost: $148,353)		171,373

Total Investments in Securities - 96.0%
(cost: $12,460,362)		14,017,877
Other Assets and Liabilities, net - 4.0%		584,286

Total Net Assets - 100.0%		$14,602,163

*     Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    MLP — Master Limited Partnership

    PLC — Public Limited Company

See accompanying notes to financial statements.

DECEMBER 31, 2012	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Australia	473,433	—	—	473,433
Bermuda	152,931	—	—	152,931
Canada	318,640	—	—	318,640
China/Hong Kong	184,418	—	—	184,418
France	152,438	—	—	152,438
Germany	—	186,847	—	186,847
Ireland	432,243	—	—	432,243
Japan	—	291,338	—	291,338
Norway	206,080	—	—	206,080
Singapore	69,652	—	—	69,652
Spain	—	204,438	—	204,438
Sweden	148,258	—	—	148,258
Switzerland	135,660	603,377	—	739,037
United Kingdom	1,171,445	733,874	—	1,905,319
United States	8,381,432	—	—	8,381,432

	11,826,630	2,019,874	—	13,846,504

Closed-End Mutual Funds	171,373	—	—	171,373

Total:	11,998,003	2,019,874	—	14,017,877

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2012	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +4.37%, compared to the +4.71% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +5.95%.

Despite a considerable slowing in the pace of corporate earnings growth as the year progressed and a slight setback early in the fourth quarter, U.S. equity markets posted solid gains during the second half of 2012. The U.S. economy was relatively resilient, despite considerable uncertainty surrounding the presidential election and the impact brought on by the “fiscal cliff.” As we begin 2013, our investment strategy is largely based on our economic outlook, which calls for “more of the same.” Specifically, we see modest economic growth and inflation in the U.S., with the negative impact of higher tax rates for consumers largely offset by improvements in housing and somewhat better economic trends outside the U.S. (particularly in emerging markets), which should give exports a boost. We continue to believe that a focus on quality growth companies is appropriate in this slow growth environment. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation and management teams that focus on improving returns on capital. While there are high quality companies in many sectors of the market, we believe they are particularly prevalent in the heaviest-weighted sectors within the Fund, including electronic technology, technology services, consumer non-durables, retail trade and health technology. Each of these sectors has a greater than 10% weighting within the Fund.

Relative to the Russell 1000® Growth Index, the Fund performance was negatively impacted by our overweighted position in the electronic technology sector and our underweighted position in consumer services. Stock selection within process industries also detracted from relative performance. Conversely, the Fund’s return benefited from strong performance of holdings within the finance, health technology and technology services sectors. In terms of individual stocks, the most positive contributors to returns included Marathon Petroleum, Gilead Sciences, Flowserve, Celgene and Rogers Communications.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

The holdings that most detracted from performance were Informatica, Intuitive Surgical, Teradata, VeriFone Systems and priceline.com.

Based on the strong fundamentals and attractive valuations for companies held in the Fund, we remain enthusiastic about the long-term outlook.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012
	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
Six Month	4.37%	4.71%	6.44%
One Year	13.96	15.26	16.42
Five Year	1.18	3.12	1.92
Ten Year	7.55	7.52	7.52
Since Inception [3]	9.46	10.43	11.32
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/12:	$43.45 Per Share
Net Asset Value 6/30/12:	$45.53 Per Share
Total Net Assets:	$203.2 Million
Weighted Average Market Cap:	$107.9 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. International Business Machines Corp.

  3. Google, Inc.

  4. Oracle Corp.

  5. Qualcomm, Inc.

  6. Philip Morris International, Inc.

  7. Coca-Cola Co.

  8. PepsiCo, Inc.

  9. McDonald’s Corp.

10. Chevron Corp.

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.1%
Communications - 2.0%
24,000	Rogers Communications, Inc.	1,092,480
67,800	Verizon Communications, Inc.	2,933,706

		4,026,186

Consumer Durables - 0.6%
20,200	Tupperware Brands Corp.	1,294,820

Consumer Non-Durables - 10.5%
30,200	Coach, Inc.	1,676,402
117,600	Coca-Cola Co.	4,263,000
43,900	General Mills, Inc.	1,773,999
47,800	NIKE, Inc.	2,466,480
59,000	PepsiCo, Inc.	4,037,370
52,200	Philip Morris International, Inc.	4,366,008
41,800	Procter & Gamble Co.	2,837,802

		21,421,061

Consumer Services - 3.6%
42,300	McDonald’s Corp.	3,731,283
23,500	Visa, Inc.	3,562,130

		7,293,413

Electronic Technology - 18.5%
24,800	Apple, Inc.	13,219,144
89,900	Applied Materials, Inc.	1,028,456
33,800	Avago Technologies, Ltd.	1,070,108
64,900	Broadcom Corp. *	2,155,329
109,500	Ciena Corp. *	1,719,150
72,400	EMC Corp. *	1,831,720
113,000	Intel Corp.	2,331,190
42,600	International Business Machines Corp.	8,160,030
80,000	Qualcomm, Inc.	4,961,600
34,500	VeriFone Systems, Inc. *	1,023,960

		37,500,687

Energy Minerals - 3.4%
33,100	Chevron Corp.	3,579,434
37,500	Marathon Petroleum Corp.	2,362,500
11,800	Occidental Petroleum Corp.	903,998

		6,845,932

Finance - 3.8%
19,400	ACE, Ltd.	1,548,120
18,200	Franklin Resources, Inc.	2,287,740
9,600	Goldman Sachs Group, Inc.	1,224,576
35,900	JPMorgan Chase & Co.	1,578,523
34,200	Marsh & McLennan Cos., Inc.	1,178,874

		7,817,833

Quantity	Name of Issuer	Fair Value ($)

Health Services - 2.7%
35,819	Express Scripts Holding Co. *	1,934,226
17,700	McKesson Corp.	1,716,192
33,500	UnitedHealth Group, Inc.	1,817,040

		5,467,458

Health Technology - 10.5%
16,800	Alexion Pharmaceuticals, Inc. *	1,576,008
24,900	Allergan, Inc.	2,284,077
19,400	Baxter International, Inc.	1,293,204
86,100	Bristol-Myers Squibb Co.	2,805,999
27,200	Celgene Corp. *	2,141,184
35,200	Gilead Sciences, Inc. *	2,585,440
3,700	Intuitive Surgical, Inc. *	1,814,369
21,800	Johnson & Johnson	1,528,180
89,600	Pfizer, Inc.	2,247,168
27,100	Stryker Corp.	1,485,622
23,500	Thermo Fisher Scientific, Inc.	1,498,830

		21,260,081

Industrial Services - 1.9%
34,200	Schlumberger, Ltd.	2,369,718
40,200	Seadrill, Ltd.	1,479,360

		3,849,078

Non-Energy Minerals - 0.8%
49,200	Freeport-McMoRan Copper & Gold, Inc.	1,682,640

Process Industries - 3.6%
13,000	CF Industries Holdings, Inc.	2,641,080
42,400	Ecolab, Inc.	3,048,560
15,100	Praxair, Inc.	1,652,695

		7,342,335

Producer Manufacturing - 8.9%
23,300	3M Co.	2,163,405
20,200	Caterpillar, Inc.	1,809,516
38,600	Danaher Corp.	2,157,740
26,250	Deere & Co.	2,268,525
34,900	Emerson Electric Co.	1,848,304
13,500	Flowserve Corp.	1,981,800
29,000	Honeywell International, Inc.	1,840,630
9,800	Precision Castparts Corp.	1,856,316
25,100	United Technologies Corp.	2,058,451

		17,984,687

Retail Trade - 10.1%
10,200	Amazon.com, Inc. *	2,561,628
18,000	Bed Bath & Beyond, Inc. *	1,006,380
11,000	Costco Wholesale Corp.	1,086,470
63,800	CVS Caremark Corp.	3,084,730
56,300	Dick’s Sporting Goods, Inc.	2,561,087
40,100	Home Depot, Inc.	2,480,185
50,800	Target Corp.	3,005,836

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

64,200	TJX Cos., Inc.	2,725,290
30,500	Wal-Mart Stores, Inc.	2,081,015

		20,592,621

Technology Services - 14.5%
46,600	Accenture, PLC	3,098,900
22,500	Cognizant Technology Solutions Corp. *	1,666,125
10,500	Google, Inc. *	7,448,385
45,100	Informatica Corp. *	1,367,432
102,000	Microsoft Corp.	2,726,460
151,300	Oracle Corp.	5,041,316
4,500	priceline.com, Inc. *	2,795,400
6,700	Salesforce.com, Inc. *	1,126,270
25,937	Teradata Corp. *	1,605,241
28,500	VMware, Inc. *	2,682,990

		29,558,519

Transportation - 2.4%
24,800	Union Pacific Corp.	3,117,856
23,600	United Parcel Service, Inc.	1,740,028

		4,857,884

Quantity	Name of Issuer	Fair Value ($)

Utilities - 1.3%
41,000	Kinder Morgan, Inc.	1,448,530
33,900	Wisconsin Energy Corp.	1,249,215

		2,697,745

Total Common Stocks (cost: $151,193,598)		201,492,980

Total Investments in Securities - 99.1% (cost: $151,193,598)		201,492,980
Other Assets and Liabilities, net 0.9%		1,740,653

Total Net Assets - 100.0%		$203,233,633

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	201,492,980	—	—	201,492,980

Total:	201,492,980	—	—	201,492,980

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2012	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s return for the second half of 2012 was +5.30%, compared to +7.13% for the Russell Midcap® Growth Index. The S&P MidCap 400® Index rose +8.54% during the period.

Despite some volatility along the way, mid cap stocks posted solid returns over the past six months. Facing a slowdown in the pace of corporate earnings growth, investors’ sentiment toward equities has clearly benefited from a highly accommodative Federal Reserve, as another quantitative easing (“QE”) program was announced in September. While the economic impact from these programs is far from clear, there is no question that these unconventional policies have supported “risk” assets, such as equities. With valuations for stocks moving higher over the past year, we believe a focus on fundamentals is particularly important, given our projection of another year of modest growth in the U.S. economy. Primarily, we believe a focus on companies with strong financial characteristics (e.g., low debt levels, strong free cash flow generation) will outperform the overall market, as “organic” growth becomes more challenging. These companies have the potential to create value for shareholders by repurchasing stock, increasing dividends or making accretive acquisitions. In addition, we believe maintaining a diversified portfolio is prudent to guard against volatility, given that considerable uncertainties still exist (i.e., U.S. debt ceiling, fragility in Europe). The heaviest weighted sectors within the Fund are producer manufacturing, technology services and retail trade.

Relative to the Russell Midcap® Growth Index, the key reasons for the Fund’s underperformance was stock selection in several sectors, including electronic technology, consumer services and process industries. Stocks that lagged in these sectors over the period included Skyworks Solutions, Veeco Instruments, Chipotle Mexican Grill, International Game Technology, Ecolab and Albemarle. On the positive side, strong stock selection in energy minerals, retail trade and finance aided performance during the second half of the year. Top performers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

in these sectors included Gulfport Energy, Marathon Petroleum, lululemon athletica, Macy’s, Ameriprise Financial and Affiliated Managers Group.

Our research staff remains committed and focused on identifying lasting investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012
	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	5.30%	7.13%	8.62%
One Year	18.36	15.81	17.28
Five Year	0.83	3.23	3.57
Ten Year	9.75	10.32	10.65
Since Inception	11.59	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/12:	$16.24 Per Share
Net Asset Value 6/30/12:	$15.77 Per Share
Total Net Assets:	$142.9 Million
Weighted Average Market Cap:	$12.3 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  3. ANSYS, Inc.

  2. Ecolab, Inc.

  4. Cognizant Technology Solutions Corp.

  5. Flowserve Corp.

  6. Ulta Salon Cosmetics & Fragrance, Inc.

  7. Iconix Brand Group, Inc.

  7. Trimble Navigation, Ltd.

  8. Dunkin’ Brands Group, Inc.

10. CF Industries Holdings, Inc.

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.7%
Commercial Services - 0.5%
14,800	Moody’s Corp.	744,736

Communications - 1.2%

24,600	SBA Communications Corp. *	1,747,092

Consumer Durables - 4.1%
13,100	Fossil, Inc. *	1,219,610
11,900	Polaris Industries, Inc.	1,001,385
23,200	Snap-On, Inc.	1,832,568
27,900	Tupperware Brands Corp.	1,788,390

		5,841,953

Consumer Non-Durables - 5.6%
30,200	Coach, Inc.	1,676,402
63,900	Coca-Cola Enterprises, Inc.	2,027,547
112,500	Iconix Brand Group, Inc. *	2,511,000
33,400	Monster Beverage Corp. *	1,766,192

		7,981,141

Consumer Services - 4.0%
5,800	Chipotle Mexican Grill, Inc. *	1,725,268
74,900	Dunkin’ Brands Group, Inc.	2,485,182
39,532	Marriott International, Inc.	1,473,358

		5,683,808

Electronic Technology - 8.1%
32,800	Avago Technologies, Ltd.	1,038,448
56,000	Broadcom Corp. *	1,859,760
89,800	Ciena Corp. *	1,409,860
11,100	F5 Networks, Inc. *	1,078,365
42,500	Linear Technology Corp.	1,457,750
10,700	MICROS Systems, Inc. *	454,107
80,800	Skyworks Solutions, Inc. *	1,640,240
42,500	Veeco Instruments, Inc. *	1,254,600
45,500	VeriFone Systems, Inc. *	1,350,440

		11,543,570

Energy Minerals - 4.3%
7,400	Apache Corp.	580,900
32,500	Gulfport Energy Corp. *	1,242,150
31,200	Marathon Petroleum Corp.	1,965,600
20,200	Murphy Oil Corp.	1,202,910
32,800	Southwestern Energy Co. *	1,095,848

		6,087,408

Finance - 7.8%
18,050	ACE, Ltd.	1,440,390
14,800	Affiliated Managers Group, Inc. *	1,926,220
29,000	Ameriprise Financial, Inc.	1,816,270
14,900	Discover Financial Services	574,395
7,200	IntercontinentalExchange, Inc. *	891,432
32,200	Marsh & McLennan Cos., Inc.	1,109,934

Quantity	Name of Issuer	Fair Value ($)

27,100	Signature Bank/New York NY *	1,933,314
21,400	T Rowe Price Group, Inc.	1,393,782

		11,085,737

Health Services - 2.0%
25,000	Express Scripts Holding Co. *	1,350,000
9,400	Laboratory Corp. of America Holdings *	814,228
7,500	Stericycle, Inc. *	699,525

		2,863,753

Health Technology - 9.0%
11,300	Alexion Pharmaceuticals, Inc. *	1,060,053
21,800	Allergan, Inc.	1,999,714
26,300	Celgene Corp. *	2,070,336
15,400	Edwards Lifesciences Corp. *	1,388,618
13,400	IDEXX Laboratories, Inc. *	1,243,520
3,700	Intuitive Surgical, Inc. *	1,814,369
29,450	Thermo Fisher Scientific, Inc.	1,878,321
38,300	Thoratec Corp. *	1,437,016

		12,891,947

Industrial Services - 5.1%
34,800	Chicago Bridge & Iron Co. NV	1,612,980
17,100	National Oilwell Varco, Inc.	1,168,785
14,950	Schlumberger, Ltd.	1,035,886
43,000	Seadrill, Ltd.	1,582,400
57,700	Waste Connections, Inc.	1,949,683

		7,349,734

Non-Energy Minerals - 2.0%
26,700	Haynes International, Inc.	1,384,929
116,000	Stillwater Mining Co. *	1,482,480

		2,867,409

Process Industries - 8.4%
17,200	Airgas, Inc.	1,570,188
30,400	Albemarle Corp.	1,888,448
11,800	CF Industries Holdings, Inc.	2,397,288
40,600	Ecolab, Inc.	2,919,140
31,200	FMC Corp.	1,825,824
30,900	Scotts Miracle-Gro Co.	1,361,145

		11,962,033

Producer Manufacturing - 12.0%
31,600	AGCO Corp. *	1,552,192
60,187	AMETEK, Inc.	2,261,226
20,300	Cummins, Inc.	2,199,505
11,622	Eaton Corp., PLC	629,904
19,300	Flowserve Corp.	2,833,240
15,500	MSC Industrial Direct Co., Inc.	1,168,390
11,900	Precision Castparts Corp.	2,254,098
25,500	SPX Corp.	1,788,825
41,700	Trimble Navigation, Ltd. *	2,492,826

		17,180,206

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 10.2%
19,000	Bed Bath & Beyond, Inc. *	1,062,290
52,100	Dick’s Sporting Goods, Inc.	2,370,029
27,000	Lululemon Athletica, Inc. *	2,058,210
58,600	Macy’s, Inc.	2,286,572
18,300	Nordstrom, Inc.	979,050
78,300	TJX Cos., Inc.	3,323,835
26,200	Ulta Salon Cosmetics & Fragrance, Inc.	2,574,412

		14,654,398

Technology Services - 10.4%
47,100	ANSYS, Inc. *	3,171,714
15,100	Citrix Systems, Inc. *	992,825
38,300	Cognizant Technology Solutions Corp. *	2,836,115
63,400	Informatica Corp. *	1,922,288
3,000	priceline.com, Inc. *	1,863,600
31,000	Teradata Corp. *	1,918,590
22,600	Ultimate Software Group, Inc. *	2,133,666

		14,838,798

Transportation - 1.9%
24,100	CH Robinson Worldwide, Inc.	1,523,602
29,200	Expeditors International of Washington, Inc.	1,154,860

		2,678,462

Quantity	Name of Issuer	Fair Value ($)

Utilities - 2.1%
51,500	Calpine Corp. *	933,695
25,100	UGI Corp.	821,021
35,300	Wisconsin Energy Corp.	1,300,805

		3,055,521

Total Common Stocks (cost: $95,066,539)		141,057,706

Total Investments in Securities - 98.7% (cost: $95,066,539)		141,057,706

Other Assets and Liabilities, net 1.3%		1,887,937

Total Net Assets - 100.0%		$142,945,643

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	141,057,706	—	—	141,057,706

Total:	141,057,706	—	—	141,057,706

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.

DECEMBER 31, 2012	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($5.2 billion as of December 31, 2012).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +3.49% over the past six months. This compares to the six-month return of +5.30% for the Russell 2000® Growth Index, and the +7.20% return for the Russell 2000® Index.

Small cap stocks posted solid returns over the second half of 2012, in spite of some meaningful headwinds. Corporate earnings growth, for example, has moderated considerably in recent quarters, as comparisons have grown more difficult, compounded by slowing economies in many geographic regions around the world and uncertainty ahead of U.S. “fiscal cliff” negotiations. Since we expect another year of tepid economic growth in 2013, our investment staff is focused on identifying small- to mid-sized companies that do not require a robust economy to deliver solid earnings growth. In the producer manufacturing sector, for example, we prefer companies exposed to commercial aerospace, where a combination of solid traffic growth, emerging market demand and the need for greater fuel efficiency is driving demand. We continue to see multiple growth drivers for technology, emphasizing companies with exposure to key secular growth areas, including mobile commerce, the proliferation of mobile devices and the deployment of upgraded telecommunications infrastructure. Finally, we have increased exposure to the finance sector, focusing on banks with strong balance sheets that are generating loan growth, and property/casualty insurance companies that are benefiting from rising premium rates following several years of declines.

The Fund underperformed the Russell 2000® Growth Index during the second half of 2012. Relative performance was negatively impacted by stock selection in the electronic technology, technology services and consumer non-durables sectors. Laggards in these sectors included Skyworks Solutions, Micros Systems, Informatica, Citrix Systems and Monster Beverage. Conversely, holdings in health technology, energy minerals, and consumer durables positively impacted returns over the period. In terms of individual stocks in these sectors, Celgene,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Amylin Pharmaceuticals, Gulfport Energy, Snap-On and Fossil had the most favorable impact on relative returns over the period.

Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe, and we appreciate shareholders’ continued interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	3.49%	5.30%	7.20%
One Year	14.40	14.59	16.35
Five Year	1.97	3.49	3.56
Ten Year	9.34	9.80	9.72
Since Inception	10.30	6.55	8.49
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/12:	$45.43 Per Share
Net Asset Value 6/30/12:	$43.90 Per Share
Total Net Assets:	$78.5 Million
Weighted Average Market Cap:	$4.9 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Gulfport Energy Corp.

  3. Alexion Pharmaceuticals, Inc.

  4. ANSYS, Inc.

  5. Tupperware Brands Corp.

  6. Polaris Industries, Inc.

  7. Snap-On, Inc.

  8. Dunkin’ Brand Group, Inc.

  9. Iconix Brand Group, Inc.

10. Affilliated Managers Group, Inc.

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.6%
Commercial Services - 0.6%
5,400	Factset Research Systems, Inc.	475,524

Communications - 2.2%
13,150	SBA Communications Corp. *	933,913
32,200	TW Telecom, Inc. *	820,134

		1,754,047

Consumer Durables - 6.9%
9,200	Fossil, Inc. *	856,520
18,000	Polaris Industries, Inc.	1,514,700
19,100	Snap-On, Inc.	1,508,709
24,400	Tupperware Brands Corp.	1,564,040

		5,443,969

Consumer Non-Durables - 7.1%
65,400	Iconix Brand Group, Inc. *	1,459,728
26,500	Monster Beverage Corp. *	1,401,320
35,600	Schweitzer-Mauduit International, Inc.	1,389,468
54,000	Vera Bradley, Inc. *	1,355,400

		5,605,916

Consumer Services - 4.7%
18,000	Buffalo Wild Wings, Inc. *	1,310,760
45,300	Dunkin’ Brands Group, Inc.	1,503,054
17,400	Life Time Fitness, Inc. *	856,254

		3,670,068

Electronic Technology - 7.1%
69,500	Ciena Corp. *	1,091,150
4,400	F5 Networks, Inc. *	427,460
17,700	MICROS Systems, Inc. *	751,188
46,900	Skyworks Solutions, Inc. *	952,070
15,800	Synaptics, Inc. *	473,526
23,200	Veeco Instruments, Inc. *	684,864
24,900	VeriFone Systems, Inc. *	739,032
26,100	Volterra Semiconductor Corp. *	448,137

		5,567,427

Energy Minerals - 3.8%
49,700	Gulfport Energy Corp. *	1,899,534
66,300	Northern Oil and Gas, Inc. *	1,115,166

		3,014,700

Finance - 9.6%
10,800	Affiliated Managers Group, Inc. *	1,405,620
13,000	Allied World Assurance Co. Holdings AG	1,024,400
28,100	Axis Capital Holdings, Ltd.	973,384
24,400	First Republic Bank/CA	799,832
17,000	Signature Bank/New York NY *	1,212,780
12,650	Stifel Financial Corp. *	404,421
38,500	TCF Financial Corp.	467,775

Quantity	Name of Issuer	Fair Value ($)

10,100	Texas Capital Bancshares, Inc. *	452,682
22,400	Validus Holdings, Ltd.	774,592

		7,515,486

Health Services - 1.2%
10,400	Stericycle, Inc. *	970,008

Health Technology - 13.0%
18,700	Alexion Pharmaceuticals, Inc. *	1,754,247
15,600	Celgene Corp. *	1,228,032
11,400	Cubist Pharmaceuticals, Inc. *	479,484
22,800	Haemonetics Corp. *	931,152
2,450	Intuitive Surgical, Inc. *	1,201,406
15,200	NuVasive, Inc. *	234,992
18,400	PerkinElmer, Inc.	584,016
9,100	Techne Corp.	621,894
31,300	Thoratec Corp. *	1,174,376
21,000	Tornier NV *	352,590
13,900	United Therapeutics Corp. *	742,538
37,100	Volcano Corp. *	875,931

		10,180,658

Industrial Services - 5.5%
15,500	Atwood Oceanics, Inc. *	709,745
27,400	Chicago Bridge & Iron Co. NV	1,269,990
5,200	Core Laboratories NV	568,412
11,700	Lufkin Industries, Inc.	680,121
31,000	Waste Connections, Inc.	1,047,490

		4,275,758

Non-Energy Minerals - 1.7%
12,700	Haynes International, Inc.	658,749
50,600	Stillwater Mining Co. *	646,668

		1,305,417

Process Industries - 3.1%
6,400	CF Industries Holdings, Inc.	1,300,224
19,000	Olin Corp.	410,210
15,900	Scotts Miracle-Gro Co.	700,395

		2,410,829

Producer Manufacturing - 10.6%
31,600	AMETEK, Inc.	1,187,212
18,800	Applied Industrial Technologies, Inc.	789,788
14,000	CLARCOR, Inc.	668,920
6,600	Esterline Technologies Corp. *	419,826
25,500	IDEX Corp.	1,186,515
14,000	Lincoln Electric Holdings, Inc.	681,520
8,400	MSC Industrial Direct Co., Inc.	633,192
23,000	Trimble Navigation, Ltd. *	1,374,940
10,000	Wabtec Corp.	875,400
14,000	Woodward Governor Co.	533,820

		8,351,133

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 7.2%
23,000	Casey’s General Stores, Inc.	1,221,300
22,500	Cato Corp.	617,175
28,600	Dick’s Sporting Goods, Inc.	1,301,014
14,500	Lululemon Athletica, Inc. *	1,105,335
14,100	Ulta Salon Cosmetics & Fragrance, Inc.	1,385,466

		5,630,290

Technology Services - 11.6%
25,000	ANSYS, Inc. *	1,683,500
7,900	Citrix Systems, Inc. *	519,425
20,100	Concur Technologies, Inc. *	1,357,152
40,100	Informatica Corp. *	1,215,832
17,600	Solera Holdings, Inc.	941,072
22,500	Syntel, Inc.	1,205,775
22,800	Ultimate Software Group, Inc. *	2,152,548

		9,075,304

Transportation - 1.5%
18,900	Hub Group, Inc. *	635,040
38,100	Knight Transportation, Inc.	557,403

		1,192,443

Quantity	Name of Issuer	Fair Value ($)

Utilities - 1.2%
6,300	ITC Holdings Corp.	484,533
13,100	UGI Corp.	428,501

		913,034

Total Common Stocks (cost: $57,296,166)		77,352,011

Total Investments in Securities - 98.6% (cost: $57,296,166)		77,352,011
Other Assets and Liabilities, net - 1.4%		1,130,168

Total Net Assets - 100.0%		$78,482,179

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	77,352,011	—	—	77,352,011
Total:	77,352,011	—	—	77,352,011

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2012	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

International equity markets rallied strong in the last six months of 2012, with Asia ex-Japan and Europe leading the way and Japanese equities trailing the market. Equity markets benefited from favorable monetary policies in the U.S. and globally, despite facing challenges from the European debt crisis, slowing economic growth in the U.S. and China, and a tense political standoff on the U.S. fiscal cliff. In this positive equity market performance environment, the Sit International Growth Fund performed in line with the MSCI EAFE Growth Index, appreciating +12.53% versus +12.52% for the Index. Within the Index, the financial, industrial, and materials sectors had the strongest returns and the energy sector had negative performance.

The information technology and energy sectors were two of the top contributing sectors given good stock selection. Financial stocks also contributed to positive relative performance largely due to the overweight stance and positive currency translation. The consumer discretionary sector detracted the most from relative performance, a result of negative stock selection. From a regional geographic perspective, Japan was the top contributing country to performance and the United Kingdom took away the most relative performance.

While various economic data points all signal a continued slowdown, sentiment is starting to turn positive, and we believe the European economy will likely bottom in the next few quarters. Therefore we are modestly lessening the underweight in the euro area as valuations are more attractive in this region than the rest of Europe. We believe euro area banks will continue to remain challenged in the longer term given higher capital requirements, increased regulation, ongoing litigation, lower loan growth, and higher costs. However, some of the larger and more prominent banks have improved their financial situation quite substantially and are benefiting from an improved funding environment, thus providing us an opportunity to modestly increase this exposure and reduce the underweight. In addition to banks, we are also looking to modestly increase cyclical exposure. The European holdings are comprised of global exporters, late-cyclical stocks, domestic-consumption securities, and companies with emerging markets growth exposure.

Over the last few years, the Japanese equity market has been viewed as a “safe-haven” market. We no longer believe this to be the case

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

because of economic concerns, ongoing leadership turnover and growing dependence on foreigners. The major catalyst driving the market will be the government’s new aggressive quantitative easing policy and stimulus programs. Given this new catalyst, we are modestly increasing the Japan weight. Preferred investments include: defensive consumption stocks, heavy industry stocks, and export-oriented stocks. Elsewhere in Asia, China and India are showing signs of economic stabilization and recovery. The Asia ex-Japan investments are focused primarily on consumer-related, materials, and energy sectors. In summary, the Fund continues to maintain a high quality bias as measured by free cash flow yield, earnings stability, return on invested capital, free cash flow margins, and debt levels.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2012

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]

Six Month	12.53%	12.52%	13.95%
One Year	18.79	16.86	17.32
Five Year	-4.01	-3.09	-3.69
Ten Year	6.42	7.77	8.21
Since Inception	3.87	3.73	5.11
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index

Europe	60.6%	62.8%
Asia	25.7%	36.7%
Other	10.5%	0.5%
Cash & Other Net Assets	3.2%	—

Based on total net assets as of December 31, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/12:	$14.72 Per Share
Net Asset Value 6/30/12:	$13.29 Per Share
Total Net Assets:	$20.3 Million
Weighted Average Market Cap:	$61.6 Billion

TOP 10 HOLDINGS

  1. Royal Dutch Shell, PLC, ADR

  2. BHP Billiton, Ltd.

  3. Nestle SA

  4. British American Tobacco, PLC

  5. GlaxoSmithKline, PLC, ADR

  6. Diageo, PLC, ADR

  7. Centrica, PLC

  8. Pearson, PLC, ADR

  9. Honda Motor Co., Ltd.

10. Reckitt Benckiser Group, PLC

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.8%
Africa/Middle East - 2.3%
Israel - 1.4%
7,500	Teva Pharmaceutical Industries, Ltd., ADR	280,050

South Africa - 0.9%
4,500	Sasol, Ltd., ADR	194,805

Asia - 25.7%
Australia - 6.5%
7,700	Australia & New Zealand Banking Group, Ltd.	202,792
18,800	BHP Billiton, Ltd.	733,963
2,400	Rio Tinto, PLC, ADR	139,416
1,775	Westpac Banking Corp., ADR	244,790

		1,320,961

China/Hong Kong - 4.4%
33,950	HSBC Holdings, PLC	359,846
9,860	HSBC Holdings, PLC	104,485
10,200	New Oriental Education & Tech. Group, ADR	198,186
8,880	Standard Chartered, PLC	229,813

		892,330

Japan - 10.7%
48,000	Daicel Corp.	317,584
1,200	Fanuc, Ltd.	223,260
13,800	Honda Motor Co., Ltd.	511,078
14,100	Komatsu, Ltd.	361,812
14,000	Kubota Corp.	160,964
4,800	Makita Corp.	222,981
6,600	Seven & I Holdings Co., Ltd.	186,059
1,100	SMC Corp.	199,820

		2,183,558

Singapore - 1.5%
3,200	Avago Technologies, Ltd.	101,312
17,000	DBS Group Holdings, Ltd.	208,701

		310,013

South Korea - 2.6%
775	Hyundai Mobis	210,264
440	Samsung Electronics Co., Ltd., GDR	310,200

		520,464

Europe - 60.6%
France - 5.8%
2,850	BNP Paribas	162,251
3,460	Dassault Systemes SA	386,855
6,815	Ingenico	387,703
3,450	Schlumberger, Ltd.	239,050

		1,175,859

Germany - 6.0%
3,430	Adidas AG	306,126
2,575	Allianz SE	358,949
1,890	Muenchener Rueckver	341,199

Quantity	Name of Issuer	Fair Value ($)

750	Rational AG	216,649

		1,222,923

Ireland - 1.9%
6,800	Covidien, PLC	392,632

Italy - 0.7%
3,600	Tenaris SA, ADR	150,912

Netherlands - 2.6%
3,696	Asml Holding NV	238,059
29,400	ING Groep NV *	279,242

		517,301

Norway - 2.0%
10,800	Seadrill, Ltd.	397,440

Spain - 1.7%
2,415	Inditex SA	339,325

Sweden - 1.9%
3,000	Autoliv, Inc.	202,170
2,175	Millicom International Cellular SA, SDR	188,792

		390,962

Switzerland - 14.0%
1,550	Kuehne & Nagel International	186,867
10,000	Nestle SA	652,435
4,900	Novartis AG	309,549
2,050	Roche Holding AG	414,471
196	SGS SA	435,328
2,200	Sulzer AG	348,192
1,200	Syngenta AG	484,784

		2,831,626

United Kingdom - 24.0%
12,470	British American Tobacco, PLC	633,915
15,170	Burberry Group, PLC	304,941
106,500	Centrica, PLC	581,248
5,050	Diageo, PLC, ADR	588,729
13,675	GlaxoSmithKline, PLC, ADR	594,452
28,500	Pearson, PLC, ADR	556,890
7,900	Reckitt Benckiser Group, PLC	501,491
12,000	Royal Dutch Shell, PLC, ADR	850,680
104,500	Vodafone Group, PLC	263,056

		4,875,402

Latin America - 2.2%
Argentina - 0.6%
1,575	MercadoLibre, Inc.	123,748

Brazil - 1.0%
4,100	AGCO Corp. *	201,392

Peru - 0.6%
3,100	Southern Copper Corp.	117,385

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

North America - 6.0%
Bermuda - 1.6%
4,150	PartnerRe, Ltd.	334,034

Canada - 4.4%
2,100	Canadian National Railway Co.	191,121
1,875	Lululemon Athletica, Inc. *	142,931
6,700	Rogers Communications, Inc.	304,984
4,100	Royal Bank of Canada	247,230

		886,266

Total Common Stocks
(cost: $15,473,369)		19,659,388

Total Investments in Securities - 96.8%
(cost: $15,473,369)		19,659,388
Other Assets and Liabilities, net - 3.2%		643,005

Total Net Assets - 100.0%		$20,302,393

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.
DECEMBER 31, 2012	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	123,748	—	—	123,748
Australia	384,206	936,755	—	1,320,961
Bermuda	334,034	—	—	334,034
Brazil	201,392	—	—	201,392
Canada	886,266	—	—	886,266
China/Hong Kong	198,186	694,144	—	892,330
France	239,050	936,809	—	1,175,859
Germany	—	1,222,923	—	1,222,923
Ireland	392,632	—	—	392,632
Israel	280,050	—	—	280,050
Italy	150,912	—	—	150,912
Japan	—	2,183,558	—	2,183,558
Netherlands	238,059	279,242	—	517,301
Norway	397,440	—	—	397,440
Peru	117,385	—	—	117,385
Singapore	101,312	208,701	—	310,013
South Africa	194,805	—	—	194,805
South Korea	310,200	210,264	—	520,464
Spain	—	339,325	—	339,325
Sweden	202,170	188,792	—	390,962
Switzerland	—	2,831,626	—	2,831,626
United Kingdom	2,590,751	2,284,651	—	4,875,402

Total:	7,342,598	12,316,790	—	19,659,388

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2012	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Emerging markets stocks performed well in the last six months of 2012. The Sit Developing Markets Growth Fund appreciated +10.27% for the aforementioned time period, while the MSCI Emerging Markets Index rose +12.57%. Within the context of emerging markets, stocks in Asia and emerging Europe were the top performers, while securities in Latin America lagged. Investors were less risk averse in the last half of 2012 than in the first half. As such, the technology and financial sectors performed well, while the utilities and telecommunications sectors underperformed the broad market index.

The Asian and Africa/Middle East regions in the Fund experienced double-digit appreciation for the June through December 2012 period. Good stock selection in Asia helped the Fund, but currency translation more than offset the positive stock selection. Latin America appreciated in the mid-single digits for the same time period but underperformed relative to the Index. The decision to overweight the worst performing region Latin America and the negative currency translation also negatively impacted relative performance.

On a sector basis, the utilities, materials, and industrial sectors contributed nicely to relative performance thanks to good stock selection. Conversely, the financial sector took away the most from relative performance. This sector was the top performing sector in the Index and the decision to underweight the sector along with less-than-stellar stock selection (the Fund’s financial holdings were up around 11% while the Index’s financial holdings increased approximately 18%) led it to have the largest negative impact on the Fund. The consumer staples and discretionary sectors also detracted from relative performance.

In Asia, China and India are showing signs of economic stabilization and recovery. Both countries’ governments are taking stronger action to promote economic growth driven by domestic demand. China and India, along with the rest of Asia, have young populations that continue to improve their living standards. In addition, the path to industrialization is moving forward. The Fund’s Asia ex-Japan investments are centered on consumer-related, materials, and energy related companies. The Fund focuses on holding high-quality growth companies with strong and experienced management teams, sound balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

The Fund is heavily weighted in Latin American securities. Similar to Asia, the holdings are focused in the consumer, energy, industrial, and material sectors. The desire to upgrade lifestyles to “western” standards along with the growth of the middle class should continue to drive investments in the above-mentioned sectors. Elsewhere, the Fund is underweight the emerging Europe, Africa, and Middle East regions. We believe growth prospects in Asia and Latin America create a stronger investment case. Within these regions, investments are primarily in consumer-related sectors.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2012
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index 1	MSCI Emerging Markets Growth Index 2
Six Month	10.27%	12.57%	14.26%
One Year	11.08	15.15	18.13
Five Year	-4.19	-3.26	-3.89
Ten Year	13.02	13.71	12.62
Since Inception	4.93	4.36	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	57.0%	60.4%
Latin America	30.0%	21.4%
Africa/Middle East	8.4%	8.1%
Europe	2.8%	10.1%
Cash & Other Net Assets	1.8%	—

Based on total net assets as of December 31, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/12:	$18.02 Per Share
Net Asset Value 6/30/12:	$17.70 Per Share
Total Net Assets:	$12.1 Million
Weighted Average Market Cap:	$44.5 Billion

TOP 10 HOLDINGS

  1.  Samsung Electronics Co., Ltd.

  2.   Cia de Bebidas das Americas, ADR

  3.   BHP Billiton, Ltd., ADR

  4.   CNOOC, Ltd., ADR

  5.   Vale SA, ADR

  6.   Banco Bradesco SA

  7.   Shinhan Financial Group Co., Ltd.

  8.   Belle International Holdings, Ltd.

  9.   Bangkok Bank PCL

10.   Petrobras

Based on total net assets as of December 31, 2012. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2012. Subject to change.

DECEMBER 31, 2012	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.2%
Africa/Middle East - 8.4%
Israel - 0.8%
2,800	NICE Systems, Ltd., ADR *	93,744

South Africa - 7.6%
7,300	Bidvest Group, Ltd.	186,761
10,700	MTN Group, Ltd.	225,221
3,960	Naspers, Ltd.	255,780
5,800	Sasol, Ltd., ADR	251,082

		918,844

Asia - 57.0%
Australia - 4.9%
5,525	BHP Billiton, Ltd., ADR	433,381
2,300	Rio Tinto, Ltd.	161,711

		595,092

China/Hong Kong - 22.8%
1,650	Baidu, Inc., ADR *	165,478
135,000	Belle International Holdings, Ltd.	298,563
4,200	China Life Insurance Co., Ltd., ADR	208,698
31,000	China Mengniu Dairy Co., Ltd.	88,609
98,000	China Oilfield Services, Ltd.	205,483
46,500	China Shenhua Energy Co., Ltd.	208,288
3,600	China Unicom Hong Kong, Ltd., ADR	58,643
1,675	CNOOC, Ltd., ADR	368,500
36,000	ENN Energy Holdings, Ltd.	157,748
26,500	Hengan International Group Co., Ltd.	242,019
9,900	New Oriental Education & Tech. Group, ADR	192,357
58,000	PetroChina Co., Ltd.	83,675
7,400	Tencent Holdings, Ltd.	242,696
149,000	Travelsky Technology, Ltd.	79,835
104,000	Want Want China Holdings, Ltd.	145,746

		2,746,338

India - 2.4%
4,400	ICICI Bank, Ltd., ADR	191,884
3,200	Reliance Industries, Ltd., GDR [4]	98,068

		289,952

Indonesia - 2.2%
331,500	Astra International Tbk PT	262,597

Philippines - 1.4%
207,700	Manila Water Co., Inc.	162,220

Singapore - 1.0%
10,000	DBS Group Holdings, Ltd.	122,765

Quantity	Name of Issuer	Fair Value ($)

South Korea - 15.1%
13,655	Cheil Worldwide, Inc.	275,454
760	E-Mart Co., Ltd.	168,953
650	Hyundai Mobis	176,351
6,317	Industrial Bank of Korea	70,623
1,100	POSCO, ADR	90,365
510	Samsung Electronics Co., Ltd.	732,768
8,500	Shinhan Financial Group Co., Ltd.	311,079

		1,825,593

Taiwan - 4.3%
58,856	Cathay Financial Holding Co., Ltd.	64,188
29,860	Hon Hai Precision Industry Co., Ltd., GDR	179,459
83,482	Taiwan Semiconductor Co.	279,231

		522,878

Thailand - 2.9%
8,900	Advanced Info Service PCL	60,807
42,600	Bangkok Bank PCL	292,260

		353,067

Europe - 2.8%
Russia - 1.5%
18,550	Gazprom OAO, ADR	179,294

Sweden - 1.3%
1,875	Millicom International Cellular SA, SDR	162,752

Latin America - 30.0%
Argentina - 1.0%
1,500	MercadoLibre, Inc.	117,855

Brazil - 21.2%
5,025	AGCO Corp. *	246,828
10,000	Arcos Dorados Holdings, Inc.	119,600
20,577	Banco Bradesco SA	353,452
5,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	221,950
12,000	Cia de Bebidas das Americas, ADR	503,880
9,450	Embraer SA, ADR	269,420
29,500	Petrobras	281,241
8,250	Telefonica Brasil SA, ADR	198,495
17,400	Vale SA, ADR	364,704

		2,559,570

Chile - 1.7%
7,250	Banco Santander Chile, ADR	206,560

Mexico - 3.8%
11,300	America Movil SAB de CV, ADR	261,482
2,500	Grupo Televisa SA, ADR	66,450
39,700	Wal-Mart de Mexico	129,546

		457,478

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 2.3%
7,350	Southern Copper Corp.	278,274

Total Common Stocks
(cost: $8,145,071)		11,854,873

Total Investments in Securities - 98.2%
(cost: $8,145,071)		11,854,873
Other Assets and Liabilities, net - 1.8%		212,207

Total Net Assets - 100.0%		$12,067,080

*	Non-income producing security.

[4]

144A Restricted Security. The total value of such security as of December 31, 2012 was $98,068 and represented 0.8% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

    ADR — American Depositary Receipt

    GDR — Global Depositary Receipt

    SDR — Swedish Depositary Receipt

See accompanying notes to financial statements.

DECEMBER 31, 2012	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2012

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	117,855	—	—	117,855
Australia	433,381	161,711	—	595,092
Brazil	2,559,570	—	—	2,559,570
Chile	206,560	—	—	206,560
China/Hong Kong	993,676	1,752,662	—	2,746,338
India	289,952	—	—	289,952
Indonesia	—	262,597	—	262,597
Israel	93,744	—	—	93,744
Mexico	457,478	—	—	457,478
Peru	278,274	—	—	278,274
Philippines	—	162,220	—	162,220
Russia	—	179,294	—	179,294
Singapore	—	122,765	—	122,765
South Africa	251,082	667,762	—	918,844
South Korea	90,365	1,735,228	—	1,825,593
Sweden	—	162,752	—	162,752
Taiwan	—	522,878	—	522,878
Thailand	—	353,067	—	353,067

	5,771,937	6,082,936	—	11,854,873

Total:	5,771,937	6,082,936	—	11,854,873

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchange. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2012	43

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2012

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$9,663,077	$708,733,387	$12,460,362

Investments in securities, at fair value - see accompanying schedule for detail	$11,822,134	$782,044,647	$14,017,877
Cash in bank on demand deposit	500,534	22,256,771	629,582
Accrued interest and dividends receivable.	43,498	1,185,804	28,458
Receivable for investment securities sold	17,051	206,851	—
Other receivables (note 5)	—	—	—
Receivable for Fund shares sold	329	5,318,436	140,659

Total assets	12,383,546	811,012,509	14,816,576

LIABILITIES
Payable for investment securities purchased	20,090	7,090,168	128,967
Payable for Fund shares redeemed.	22,247	1,062,884	70,000
Cash portion of dividends payable to shareholders	—	189	—
Accrued investment management fees and advisory fees	10,524	673,029	14,898
Accrued 12b-1 fees (Class S)	—	24,229	548

Total liabilities	52,861	8,850,499	214,413

Net assets applicable to outstanding capital stock	$12,330,685	$802,162,010	$14,602,163

Net assets consist of:
Capital (par value and paid-in surplus)	$10,925,801	$730,322,068	$12,937,788
Undistributed (distributions in excess of) net investment income	8,606	143,526	(4,393)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(762,779)	(1,614,844)	111,311
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,159,057	73,311,260	1,557,457

	$12,330,685	$802,162,010	$14,602,163

Outstanding shares:
Common Shares (Class I) *	711,129	47,428,241	912,242

Common Shares (Class S) *	—	7,908,301	192,111

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$12,330,685	$687,776,011	$12,063,832

Common Shares (Class S) *	—	114,385,999	2,538,331

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$17.34	$14.50	$13.22

Common Shares (Class S) *	—	$14.46	$13.21

*	Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$151,193,598	$95,066,539	$57,296,166	$15,473,369	$8,145,071

$201,492,980	$141,057,706	$77,352,011	$19,659,388	$11,854,873
1,424,208	1,997,421	1,236,220	335,369	193,465
164,097	48,052	10,562	70,653	12,613
1,084,743	—	—	—	25,235
—	—	—	275,505	—
178,276	12,916	5,337	624	879

204,344,304	143,116,095	78,604,130	20,341,539	12,087,065

—	—	—	—	—
928,548	18,639	22,282	13,343	—
—	71	—	2	—
182,123	151,742	99,669	25,801	19,985
—	—	—	—	—

1,110,671	170,452	121,951	39,146	19,985

$203,233,633	$142,945,643	$78,482,179	$20,302,393	$12,067,080

$153,020,834	$94,257,614	$63,548,620	$19,826,700	$8,164,064
1,426	23,792	(153,007)	(2,427)	2,203
(88,009)	2,673,070	(4,969,279)	(3,707,094)	191,058
50,299,382	45,991,167	20,055,845	4,185,214	3,709,755

$203,233,633	$142,945,643	$78,482,179	$20,302,393	$12,067,080

4,676,965	8,803,053	1,727,420	1,379,463	669,465

—	—	—	—	—

$203,233,633	$142,945,643	$78,482,179	$20,302,393	$12,067,080

—	—	—	—	—

$43.45	$16.24	$45.43	$14.72	$18.02

—	—	—	—	—

DECEMBER 31, 2012	45

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2012

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$87,579	$11,641,032	$204,901
Interest	77,520	—	—

Total income	165,099	11,641,032	204,901

Expenses (note 4):
Investment management and advisory service fee	61,762	3,882,258	85,888
12b-1 fees (Class S)	—	137,244	3,334

Total expenses	61,762	4,019,502	89,222

Net investment income (loss)	103,337	7,621,530	115,679

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	15,214	8,695,909	205,200
Net realized gain (loss) on foreign currency transactions	—	—	(245)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	286,389	26,898,590	646,285

Net gain (loss) on investments	301,603	35,594,499	851,240

Net increase (decrease) in net assets resulting from operations	$404,940	$43,216,029	$966,919

* Foreign taxes withheld on dividends received	$261	$27,980	$1,336

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$2,438,338	$936,834	$438,565	$234,775	$131,344
—	—	—	—	—

2,438,338	936,834	438,565	234,775	131,344

1,185,600	913,042	591,572	150,145	117,632
—	—	—	—	—

1,185,600	913,042	591,572	150,145	117,632

1,252,738	23,792	(153,007)	84,630	13,712

18,660,536	2,673,077	686,987	663,802	420,816
—	—	—	(142)	(566)
(9,285,137)	4,549,735	2,157,548	1,603,497	722,499

9,375,399	7,222,812	2,844,535	2,267,157	1,142,749

$10,628,137	$7,246,604	$2,691,528	$2,351,787	$1,156,461

$4,719	$—	$1,406	$1,682	$11,929

DECEMBER 31, 2012	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations:
Net investment income (loss)	$103,337	$193,914	$7,621,530	$8,772,052
Net realized gain (loss) on investments and foreign currency transactions	15,214	291,129	8,695,909	4,527,727
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	286,389	14,485	26,898,590	13,514,965

Net increase (decrease) in net assets resulting from operations	404,940	499,528	43,216,029	26,814,744

Distributions from:
Net investment income
Common shares (Class I)	(142,000)	(167,000)	(8,912,732)	(6,136,804)
Common shares (Class S)	—	—	(1,305,369)	(947,200)
Net realized gains on investments
Common shares (Class I)	—	—	(10,089,890)	(2,673,682)
Common shares (Class S)	—	—	(1,708,350)	(539,573)

Total distributions	(142,000)	(167,000)	(22,016,341)	(10,297,259)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	753,836	835,851	141,897,293	386,618,169
Common shares (Class S)	—	—	21,178,383	57,987,284
Reinvested distributions
Common shares (Class I)	140,806	165,623	7,301,126	2,714,201
Common shares (Class S)	—	—	2,994,231	1,479,873
Payments for shares redeemed
Common shares (Class I)	(648,371)	(662,941)	(99,553,202)	(111,475,601)
Common shares (Class S)	—	—	(13,400,288)	(17,633,797)

Increase (decrease) in net assets from capital transactions	246,271	338,533	60,417,543	319,690,129

Total increase (decrease) in net assets	509,211	671,061	81,617,231	336,207,614

Net assets:
Beginning of period	11,821,474	11,150,413	720,544,779	384,337,165

End of period *	$12,330,685	$11,821,474	$802,162,010	$720,544,779

Capital transactions in shares:
Sold
Common shares (Class I)	43,406	50,113	9,732,864	28,454,189
Common shares (Class S)	—	—	1,451,735	4,335,020
Reinvested distributions
Common shares (Class I)	8,198	10,185	501,374	206,662
Common shares (Class S)	—	—	206,189	113,481
Redeemed
Common shares (Class I)	(37,270)	(40,716)	(6,739,125)	(8,316,466)
Common shares (Class S)	—	—	(924,976)	(1,331,075)

Net increase (decrease)	14,334	19,582	4,228,061	23,461,811

* includes undistributed net investment income (loss)	$8,606	$47,269	$143,526	$2,740,097

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012

$115,679	$192,469	$1,252,738	$1,777,799	$23,792	($480,599)
204,955	(12,776)	18,660,536	27,810,923	2,673,077	6,985,144
646,285	(308,151)	(9,285,137)	(22,004,874)	4,549,735	(8,630,862)

966,919	(128,458)	10,628,137	7,583,848	7,246,604	(2,126,317)

(154,429)	(136,621)	(2,065,000)	(2,117,000)	—	—
(32,571)	(30,379)	—	—	—	—

(68,213)	(90,583)	(16,571,341)	—	(3,183,573)	—
(15,464)	(23,745)	—	—	—	—

(270,677)	(281,328)	(18,636,341)	(2,117,000)	(3,183,573)	—

1,156,797	3,330,147	3,562,851	24,201,382	3,110,040	5,259,839
224,220	1,310,129	—	—	—	—

219,969	224,872	18,309,597	2,015,056	3,080,881	—
47,949	54,094	—	—	—	—

(288,288)	(598,820)	(64,886,966)	(142,471,528)	(11,909,462)	(23,820,050)
(484,113)	(158,928)	—	—	—	—

876,534	4,161,494	(43,014,518)	(116,255,090)	(5,718,541)	(18,560,211)

1,572,776	3,751,708	(51,022,722)	(110,788,242)	(1,655,510)	(20,686,528)

13,029,387	9,277,679	254,256,355	365,044,597	144,601,153	165,287,681

$14,602,163	$13,029,387	$203,233,633	$254,256,355	$142,945,643	$144,601,153

87,518	268,737	76,256	540,919	187,666	330,880
17,552	107,366	—	—	—	—

16,882	18,743	417,360	49,486	189,127	—
3,685	4,537	—	—	—	—

(22,212)	(48,310)	(1,400,533)	(3,311,258)	(742,850)	(1,571,151)
(37,167)	(12,884)	—	—	—	—

66,258	338,189	(906,917)	(2,720,853)	(366,057)	(1,240,271)

($4,393)	$66,928	$1,426	$813,688	23,792	—

DECEMBER 31, 2012	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
Operations:
Net investment income (loss)	($153,007)	($630,338)	$84,630	$333,300
Net realized gain on investments and foreign currency transactions	686,987	6,595,004	663,660	(36,363)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	2,157,548	(8,427,070)	1,603,497	(3,006,587)

Net increase (decrease) in net assets resulting from operations	2,691,528	(2,462,404)	2,351,787	(2,709,650)

Distributions from:
Net investment income
Common shares (Class I)	—	—	(323,000)	(348,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(323,000)	(348,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,021,338	4,473,100	94,577	558,305
Reinvested distributions
Common shares (Class I)	—	—	321,168	344,445
Payments for shares redeemed
Common shares (Class I)	(3,432,987)	(18,552,516)	(1,438,236)	(3,371,988)

Increase (decrease) in net assets from capital transactions	(2,411,649)	(14,079,416)	(1,022,491)	(2,469,238)

Total increase (decrease) in net assets	279,879	(16,541,820)	1,006,296	(5,526,888)

Net assets:
Beginning of period	78,202,300	94,744,120	19,296,097	24,822,985

End of period*	$78,482,179	$78,202,300	$20,302,393	$19,296,097

Capital transactions in shares:
Sold
Common shares (Class I)	22,747	104,438	6,706	42,488
Reinvested distributions
Common shares (Class I)	—	—	21,759	28,187
Redeemed
Common shares (Class I)	(76,801)	(483,086)	(100,449)	(257,048)

Net increase (decrease)	(54,054)	(378,648)	(71,984)	(186,373)

*includes undistributed net investment income (loss)	(153,007)	—	($2,427)	$235,943

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Developing Markets Growth Fund
Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012

$13,712	$35,900
420,250	673,110
722,499	(3,117,392)

1,156,461	(2,408,382)

(36,001)	(36,001)

(881,318)	(956,672)

(917,319)	(992,673)

253,614	1,890,676

901,850	977,185

(961,621)	(3,252,391)

193,843	(384,530)

432,985	(3,785,585)

11,634,095	15,419,680

$12,067,080	$11,634,095

13,866	103,103

50,552	56,616

(52,310)	(165,992)

12,108	(6,273)

$2,203	$24,492

DECEMBER 31, 2012	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended December 31, 2012	Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$16.97	$16.47	$14.18	$12.96	$16.32	$16.93

Operations:
Net investment income [1]	0.15	0.29	0.27	0.35	0.41	0.38
Net realized and unrealized gains (losses) on investments	0.42	0.46	2.32	1.24	(3.32)	(0.66)

Total from operations	0.57	0.75	2.59	1.59	(2.91)	(0.28)

Distributions to Shareholders:
From net investment income	(0.20)	(0.25)	(0.30)	(0.37)	(0.45)	(0.33)

Net Asset Value:
End of period	$17.34	$16.97	$16.47	$14.18	$12.96	$16.32

Total investment return [2]	3.38%	4.61%	18.46%	12.33%	(17.84% )	(1.72% )

Net assets at end of period (000’s omitted)	$12,331	$11,821	$11,150	$10,550	$10,349	$12,939

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.67%	1.75%	1.75%	2.44%	3.12%	2.22%

Portfolio turnover rate (excluding short-term securities)	13.87%[4]	47.01%	40.84%	46.79%	30.26%	54.96%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended December 31, 2012	Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$14.10	$13.91	$10.64	$9.60	$13.11	$14.42

Operations:
Net investment income [1]	0.15	0.24	0.21	0.19	0.23	0.23
Net realized and unrealized gains (losses) on investments	0.67	0.26	3.23	1.03	(3.09)	(0.63)

Total from operations	0.82	0.50	3.44	1.22	(2.86)	(0.40)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	(0.17)	(0.18)	(0.26)	(0.22)
From net realized gains	(0.22)	(0.10)	—	—	(0.39)	(0.69)

Total distributions	(0.42)	(0.31)	(0.17)	(0.18)	(0.65)	(0.91)

Net Asset Value:
End of period	$14.50	$14.10	$13.91	$10.64	$9.60	$13.11

Total investment return [3]	5.82%	3.76%	32.58%	12.71%	(21.59% )	(3.06% )

Net assets at end of period (000’s omitted)	$687,776	$619,667	$328,057	$39,430	$28,305	$41,239
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.00%	1.79%	1.59%	1.70%	2.35%	1.68%
Portfolio turnover rate (excluding short-term securities) [5]	16.12%[6]	26.84%	14.67%	31.84%	69.10%	38.86%
Class S	Six Months Ended December 31, 2012	Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$14.06	$13.87	$10.61	$9.58	$13.08	$14.39

Operations:
Net investment income [1]	0.13	0.21	0.17	0.16	0.21	0.20
Net realized and unrealized gains (losses) on investments	0.66	0.26	3.23	1.02	(3.09)	(0.63)

Total from operations	0.79	0.47	3.40	1.18	(2.88)	(0.43)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.18)	(0.14)	(0.15)	(0.23)	(0.19)
From net realized gains	(0.22)	(0.10)	—	—	(0.39)	(0.69)

Total distributions	(0.39)	(0.28)	(0.14)	(0.15)	(0.62)	(0.88)

Net Asset Value:
End of period	$14.46	$14.06	$13.87	$10.61	$9.58	$13.08

Total investment return [3]	5.64%	3.53%	32.27%	12.37%	(21.79% )	(3.27% )

Net assets at end of period (000’s omitted)	$114,386	$100,878	$56,280	$24,894	$15,730	$14,300
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.75%	1.54%	1.34%	1.45%	2.10%	1.43%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	The portfolio turnover rate presented is for the entire Fund.
[6]	Not annualized.

DECEMBER 31, 2012	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended December 31, 2012	Years Ended June 30,			Nine Months Ended June 30,
	(Unaudited)	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$12.55	$13.26	$10.41	$9.70	$10.00

Operations:
Net investment income [1]	0.11	0.24	0.20	0.17	0.15
Net realized and unrealized gains (losses) on investments	0.82	(0.58)	2.95	0.68	(0.36)

Total from operations	0.93	(0.34)	3.15	0.85	(0.21)

Redemption fees	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.22)	(0.17)	(0.14)	(0.09)
From net realized gains	(0.08)	(0.15)	(0.13)	—	—

Total distributions	(0.26)	(0.37)	(0.30)	(0.14)	(0.09)

Net Asset Value:
End of period	$13.22	$12.55	$13.26	$10.41	$9.70

Total investment return [3]	7.48%	(2.44% )	30.55%	8.79%	(2.06%	)[4]

Net assets at end of period (000’s omitted)	$12,064	$10,421	$7,834	$2,832	$2,290
Ratios: [5]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.73%	1.97%	1.57%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities) [6]	12.64%[4]	26.65%	21.84%	21.60%	17.69%	[4]

Class S	Six Months Ended December 31, 2012	Years Ended June 30,			Nine Months Ended June 30,
	(Unaudited)	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$12.54	$13.24	$10.40	$9.70	$10.00

Operations:
Net investment income [1]	0.10	0.21	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.81	(0.57)	2.95	0.68	(0.36)

Total from operations	0.91	(0.36)	3.11	0.82	(0.23)

Distributions to Shareholders:
From net investment income	(0.16)	(0.19)	(0.14)	(0.12)	(0.07)
From net realized gains	(0.08)	(0.15)	(0.13)	—	—

Total distributions	(0.24)	(0.34)	(0.27)	(0.12)	(0.07)

Net Asset Value:
End of period	$13.21	$12.54	$13.24	$10.40	$9.70

Total investment return [3]	7.29%	(2.60% )	30.17%	8.47%	(2.18%	)[4]

Net assets at end of period (000’s omitted)	$2,538	$2,608	$1,444	$882	$740
Ratios: [5]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.48%	1.72%	1.32%	1.23%	2.05%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]	Not annualized.
[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[6]	The portfolio turnover rate presented is for the entire Fund.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended December 31, 2012	Years Ended June 30,
	(Unaudited)	2012		2011		2010		2009	2008
Net Asset Value:
Beginning of period	$45.53	$43.96		$34.75		$32.42		$43.41	$43.99

Operations:
Net investment income [1]	0.25	0.26		0.22		0.22		0.28	0.20
Net realized and unrealized gains (losses) on investments	1.79	1.63		9.21		2.33		(11.06)	(0.65)

Total from operations	2.04	1.89		9.43		2.55		(10.78)	(0.45)

Redemption fees	— [2]	—	[2]	—	[2]	—	[2]	0.01	— [2]

Distributions to Shareholders:
From net investment income	(0.46)	(0.32)		(0.22)		(0.22)		(0.22)	(0.13)
From net realized gains	(3.66)	—		—		—		—	—

Total distributions	(4.12)	—		—		—		—	—

Net Asset Value:
End of period	$43.45	$45.53		$43.96		$34.75		$32.42	$43.41

Total investment return [3]	4.37%	4.39%		27.18%		7.80%		(24.77% )	(1.03% )

Net assets at end of period (000’s omitted)	$203,234	$254,256		$365,045		$407,359		$324,071	$287,695

Ratios: [4]
Expenses	1.00%	1.00%		1.00%		1.00%		1.00%	1.00%
Net investment income	1.06%	0.61%		0.54%		0.58%		0.85%	0.46%
Portfolio turnover rate (excluding short-term securities)	6.21%[5]	15.06%		25.36%		15.93%		27.98%	21.97%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2012	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended December 31, 2012	Years Ended June 30,
	(Unaudited)	2012		2011		2010		2009	2008
Net Asset Value:
Beginning of period	$15.77	$15.88		$11.57		$9.90		$14.83	$15.71

Operations:
Net investment income (loss) [1]	— [2]	(0.05)		(0.06)		(0.05)		(0.03)	(0.07)
Net realized and unrealized gains (losses) on investments	0.84	(0.06)		4.37		1.72		(4.81)	(0.31)

Total from operations	0.84	(0.11)		4.31		1.67		(4.84)	(0.38)

Capital share proceeds	—	—		—	[2,3]	—		—	—

Redemption fees [2]	—	—		—		—		—	—

Distributions to Shareholders:
From net realized gains	(0.37)	—		—		—		(0.09)	(0.50)

Net Asset Value:
End of period	$16.24	$15.77		$15.88		$11.57		$9.90	$14.83

Total investment return [4]	5.30%	(0.69%	)	37.25%	[5]	16.87%		(32.51% )	(2.63% )

Net assets at end of period (000’s omitted)	$142,946	$144,601		$165,288		$130,258		$127,477	$210,880

Ratios: 6, [7]
Expenses (without waiver)	1.25%	1.25%		1.25%		1.25%		1.25%	1.25%
Expenses (with waiver)	1.25%	1.25%		1.20%		1.15%		1.15%	1.15%
Net investment income (loss) (without waiver)	0.03%	(0.33%	)	(0.49%	)	(0.52%	)	(0.40% )	(0.52% )
Net investment income (loss) (with waiver)	0.03%	(0.33%	)	(0.44%	)	(0.42%	)	(0.30% )	(0.42% )

Portfolio turnover rate (excluding short-term securities)	9.98%[8]	16.23%		26.98%		20.39%		18.07%	34.61%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

[8]	Not annualized.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended December 31, 2012 (Unaudited)				Years Ended June 30,
			2012		2011		2010		2009		2008
Net Asset Value:
Beginning of period	$43.90		$43.86		$31.32		$25.89		$37.44		$40.14
Operations:
Net investment loss [1]	(0.09)		(0.34)		(0.36)		(0.24)		(0.16)		(0.37)
Net realized and unrealized gains (losses) on investments	1.62		0.38		12.89		5.67		(11.39)		(2.33)
Total from operations	1.53		0.04		12.53		5.43		(11.55)		(2.70)
Capital share proceeds	—		—		0.01	[2]	—		—		—
Redemption fees	—		—	[3]	—	[3]	—	[3]	—	[3]	—	[3]
Net Asset Value:
End of period	$45.43		$43.90		$43.86		$31.32		$25.89		$37.44
Total investment return [4]	3.49%		0.09%		40.04%	[5]	20.97%		(30.85%	)	(6.73%	)
Net assets at end of period (000’s omitted)	$78,482		$78,202		$94,744		$59,848		$58,352		$93,527

Ratios: [6]
Expenses	1.50%		1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.39%	)	(0.82%	)	(0.91%	)	(0.80%	)	(0.61%	)	(0.93%	)
Portfolio turnover rate (excluding short-term securities)	11.90%	[7]	22.32%		30.33%		22.41%		26.19%		37.20%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.03%.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

DECEMBER 31, 2012	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended December 31, 2012 (Unaudited)			Years Ended June 30,
			2012	2011		2010		2009		2008
Net Asset Value:
Beginning of period	$13.29		$15.16	$11.67		$10.90		$17.80		$18.70
Operations:
Net investment income [1]	0.06		0.22	0.16		0.11		0.13		0.15
Net realized and unrealized gains (losses) on investments	1.61		(1.86)	3.39		0.65		(6.95)		(0.85)
Total from operations	1.67		(1.64)	3.55		0.76		(6.82)		(0.70)
Capital share proceeds	—		—	0.07	[2]	0.13	[2]	0.10	[2]	—
Redemption fees	—		— [3]	—	[3]	—	[3]	—	[3]	— [3]
Distributions to Shareholders:
From net investment income	(0.24)		(0.23)	(0.13)		(0.12)		(0.18)		(0.20)
Net Asset Value:
End of period	$14.72		$13.29	$15.16		$11.67		$10.90		$17.80
Total investment return [4]	12.53%		(10.69% )	31.08%	[5]	8.10%	[5]	(37.71%	)[5]	(3.82% )
Net assets at end of period (000’s omitted)	$20,302		$19,296	$24,823		$20,586		$21,009		$37,714

Ratios: 6, [7]
Expenses (without waiver)	1.50%		1.50%	1.61%		1.85%		1.85%		1.85%
Expenses (with waiver)	1.50%		1.50%	1.50%		1.50%		1.50%		1.50%
Net investment income (without waiver)	0.85%		1.62%	1.01%		0.50%		0.74%		0.43%
Net investment income (with waiver)	0.85%		1.62%	1.12%		0.85%		1.09%		0.78%
Portfolio turnover rate (excluding short-term securities)	8.34%	[8]	27.82%	35.95%		25.09%		33.12%		16.83%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[8]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2012 (Unaudited)		Years Ended June 30,
		2012	2011	2010	2009		2008
Net Asset Value:
Beginning of period	$17.70	$23.24	$19.00	$16.13	$25.97		$24.94
Operations:
Net investment income (loss) [1]	0.02	0.06	0.03	0.01	0.04		(0.07)
Net realized and unrealized gains (losses) on investments	1.78	(3.89)	4.90	2.90	(9.15)		1.40
Total from operations	1.80	(3.83)	4.93	2.91	(9.11)		1.33
Capital share proceeds	—	—	—	—	0.09	[2]	—
Redemption fees	—	— [3]	—	— [3]	—		0.01
Distributions to Shareholders:
From net investment income	(0.06)	(0.06)	(0.02)	(0.04)	—		(0.04)
From net realized gains	(1.42)	(1.65)	(0.67)	—	(0.82)		(0.27)
Total distributions	(1.48)	(1.71)	(0.69)	(0.04)	(0.82)		(0.31)
Net Asset Value:
End of period	$18.02	$17.70	$23.24	$19.00	$16.13		$25.97
Total investment return [4]	10.27%	(16.29% )	25.95%	18.05%	(33.73%	)[5]	5.26%
Net assets at end of period (000’s omitted)	$12,067	$11,634	$15,420	$14,043	$13,203		$23,195

Ratios: [6]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%		2.00%
Net investment income (loss)	0.23%	0.29%	0.15%	0.06%	0.24%		(0.27% )
Portfolio turnover rate (excluding short-term securities)	4.07% [7]	22.56%	19.14%	19.90%	13.56%		9.40%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.

[3]	Amount represents less than $0.01 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[5]	Impact on total return from capital share proceeds was 0.37%.

[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

DECEMBER 31, 2012	59

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2012

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth

Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2012 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2009, 2010 and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

DECEMBER 31, 2012	61

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2012 (Continued)

At December 31, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$2,334,556	($175,499)	$2,159,057	$9,663,077
Dividend Growth	79,881,602	(6,570,342)	73,311,260	708,733,387
Global Dividend Growth	1,726,347	(168,832)	1,557,515	12,460,362
Large Cap Growth	54,312,105	(4,012,723)	50,299,382	151,193,598
Mid Cap Growth	49,139,219	(3,148,052)	45,991,167	95,066,539
Small Cap Growth	22,946,308	(2,890,463)	20,055,845	57,296,166
International Growth	4,480,999	(294,980)	4,186,019	15,473,369
Developing Markets Growth	4,178,434	(468,632)	3,709,802	8,145,071

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2012 and 2011 were as follows:

Year Ended June 30, 2012:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$167,000	—	$167,000
Dividend Growth (Class I)	6,136,804	$2,673,682	8,810,486
Dividend Growth (Class S)	947,200	539,573	1,486,773
Global Dividend Growth (Class I)	136,621	90,583	227,204
Global Dividend Growth (Class S)	30,379	23,745	54,124
Large Cap Growth	2,117,000	—	2,117,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	348,000	—	348,000
Developing Markets Growth	36,913	955,760	992,673

Year Ended June 30, 2011:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$220,001	—	$220,001
Dividend Growth (Class I)	1,576,972	—	1,576,972
Dividend Growth (Class S)	394,029	—	394,029
Global Dividend Growth (Class I)	56,472	$34,809	91,281
Global Dividend Growth (Class S)	12,874	10,956	23,830
Large Cap Growth	2,300,000	—	2,300,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	215,000	—	215,000
Developing Markets Growth	10,903	469,086	479,989

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

As of June 30, 2012 , the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary	Accumulated	Unrealized Appreciation
	Income	Gain (Loss)	(Depreciation)
Balanced	$47,269	($778,944)	$1,873,619
Dividend Growth	2,740,097	3,248,252	44,651,905
Global Dividend Growth	66,928	(12,302)	913,507
Large Cap Growth	813,688	(2,071,026)	59,478,341
Mid Cap Growth	—	3,183,566	41,441,432
Small Cap Growth	—	(5,606,924)	17,848,955
International Growth	235,943	(4,231,109)	2,442,072
Developing Markets Growth	24,492	653,163	2,986,219

Net capital loss carryovers and late year losses, if any, as of June 30, 2012, available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2012, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and
	2013	2014-2019	Short-Term	Long-Term	Deferred	Other Losses
Balanced	$117,820	$661,124	—	—	—	$778,944
Global Dividend Growth	—	—	$12,302	—	—	12,302
Large Cap Growth	—	1,262,091	—	—	$808,935	2,071,026
Small Cap Growth	—	5,606,924	—	—	—	5,606,924
International Growth	63,389	3,613,000	—	—	554,720	4,231,109

For the year ended June 30, 2012, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$284,786	2012	$738,510
Large Cap Growth	3,060,968	2012	—
	5,033,957	2017	—
	20,514,481	2018	—
Mid Cap Growth	3,801,578	2018	—
Small Cap Growth	3,736,397	2012	—
	2,874,777	2018	—
International Growth	617,843	2012	5,370,384

DECEMBER 31, 2012	63

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2012 (Continued)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3) Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2012, were as follow:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$629,313	$1,412,540	$423,825	$1,186,696
Dividend Growth	—	176,585,908	—	119,991,314
Global Dividend Growth	—	2,243,299	—	1,685,959
Large Cap Growth	—	14,361,191	—	73,515,516
Mid Cap Growth	—	14,223,971	—	22,604,335
Small Cap Growth	—	9,008,721	—	9,617,610
International Growth	—	1,597,102	—	2,854,149
Developing Markets Growth	—	467,779	—	1,140,304

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(4) Affiliated Fees and Transactions

 Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2012:

		% Shares
	Shares	Outstanding
Balanced	216,927	30.5
Dividend Growth	815,190	1.5
Global Dividend Growth	427,010	38.7
Large Cap Growth	289,470	6.2
Mid Cap Growth	2,883,239	32.8
Small Cap Growth	794,985	46.0
International Growth	721,751	52.3
Developing Markets Growth	237,202	35.4

DECEMBER 31, 2012	65

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2012 (Continued)

(5) Capital Share Activity

Market Timing Settlements

During the year ended June 30, 2012, the Mid Cap Growth Fund, Small Cap Growth Fund and the International Growth Fund received market timing settlements due to the Funds from fiscal year ended June 30, 2011 in the amount of $2,188, $14,142 and $67,740, respectively. The International Growth Fund expects to receive additional settlement dollars for approximately $275,505 from market timing settlements payable to the Fund for the fiscal years ended June 30, 2010 and June 30, 2011. These amounts are recorded upon notification of settlement proceeds from an appropriate authority and separately reflected on the statements of changes in net assets and in the financial highlights.

The impact on the Funds’ performance for the years ended 2011 and 2010 was:

	Year Ended June 30, 2011		Year Ended June 30, 2010
		Impact on		Impact on
	Proceeds	Total Return	Proceeds	Total Return
Mid Cap Growth	$2,188	—*	—	—
Small Cap Growth	14,142	0.03%	—	—
International Growth	114,003	0.60%	$229,242	1.20%

* less than 0.01%

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2012, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$3,809	$623
Global Dividend Growth	1	—
Large Cap Growth	657	—
Mid Cap Growth	3,174	—

(6) Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12- 12/31/12)
Balanced Fund
Actual	$1,000	$1,033.80	$5.13
Hypothetical	$1,000	$1,020.16	$5.09
Dividend Growth Fund
Actual
Class I	$1,000	$1,058.20	$5.19
Class S	$1,000	$1,056.40	$6.48
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36
Global Dividend Growth Fund
Actual
Class I	$1,000	$1,074.80	$6.54
Class S	$1,000	$1,072.90	$7.84
Hypothetical
Class I	$1,000	$1,018.90	$6.36
Class S	$1,000	$1,017.64	$7.63
Large Cap Growth
Actual	$1,000	$1,043.70	$5.15
Hypothetical	$1,000	$1,020.16	$5.09
Mid Cap Growth Fund
Actual	$1,000	$1,053.00	$6.47
Hypothetical	$1,000	$1,018.90	$6.36
Small Cap Growth Fund
Actual	$1,000	$1,034.90	$7.69
Hypothetical	$1,000	$1,017.64	$7.63
International Growth Fund
Actual	$1,000	$1,125.30	$8.04
Hypothetical	$1,000	$1,017.64	$7.63
Developing Markets Growth Fund
Actual	$1,000	$1,102.70	$10.60
Hypothetical	$1,000	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth Fund, Class I and Mid Cap Growth Fund; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2012	67

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 29, 2012 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $11 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund and Sit Global Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to certain funds) and the current fees to be paid under the Agreements.

The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

DECEMBER 31, 2012	69

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2012	71

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72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2012

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

SIT 12-31-12 STOCK

Item 2:     Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:     Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:     Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:     Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:     Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.     Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:     Controls and Procedures –

(a)     Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:     Exhibits:

(a)     The following exhibits are attached to this Form N-CSR:

(2)     A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)     Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date February 28, 2013

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date February 28, 2013